Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period May 1, 2014 through May 31, 2014

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	July 15, 2014
Ian T. Blackley	Date
Senior Vice President, Chief Financial Officer and Treasurer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the Debtors’ actual results to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Monthly Operating Report.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR. Unless otherwise noted, all amounts are in thousands.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future. The financial statements do not reflect the Company’s potential termination cost of the OSG Ship Management (UK) Ltd. single employer pension plan or multi-employer pension plans should the plans be terminated on a full buy-out basis. The single employer plan termination liability is estimated to be approximately $32.6 million based on current interest rates, and the current estimated underfunding of the plan is estimated to be approximately $11.2 million as of December 31, 2013. The multi-employer pension plans approximate a solvency deficit estimated to be approximately $14.9 million as of March 31, 2011.

On February 11, 2013, the Internal Revenue Service (the “IRS”) filed a proof of claim, claim number 82, in the Overseas Shipholding Group, Inc. (“OSG”) bankruptcy case (Case 12-20000-PJW) in the aggregate liquidated amount of $463,013,177.63 that the Company believes was in respect of the tax effects of the cumulative potential deemed dividends, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8). On January 21, 2014, the IRS filed with the Bankruptcy Court-appointed claims agent claim number 1658, an amended proof of claim (the “Second Amended Proof of Claim”), a priority claim against OSG for corporate income tax and interest for the years 2004, 2005, 2009, 2010 and 2011, in the amount of $255,760,439.22. The Second Amended Proof of Claim amends claim 1654, in the amount of $264,277,962.29 filed by the IRS on December 19, 2013 (the “Amended Proof of Claim”), which amended claim number 82, in the amount of $463,013,177.63. More information regarding the Amended Proof of Claim is available in the Company’s Current Report on Form 8-K dated December 19, 2013.

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix C. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2013 were reflected in December 2013.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The Company cannot provide assurance relating to the value of the claims that will ultimately be allowed by the Bankruptcy Court. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.

The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events. Included within liabilities subject to compromise as of May 31, 2014 are the estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to May 31, 2014.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values of the Company’s assets as of May 31, 2014 reflect impairment charges taken on goodwill and intangible assets and fifteen of the Company’s vessels in conjunction with held-for-use impairment testing performed by the Company during the preparation of its consolidated financial statements for the period ended December 31, 2013 under U.S. GAAP. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Costs Associated with Exit or Disposal Activities – On January 13, 2014, the Company announced that certain subsidiaries of OSG that own or charter-in 33 vessels (which was subsequently increased to 48 vessels) in OSG’s International Flag fleet (“Core International Flag Fleet”) intend to outsource certain management services, including, but not limited to, the technical management, certain aspects of commercial management and crew management of the Core International Flag Fleet to V. Ships UK

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Limited. OSG expects to incur approximately $34,000 in total expenses related to the transition to the outsourcing arrangement. Of this estimated $34,000 amount, approximately $21,000 is expected to be related to employee transition and termination benefits and similar transition and termination costs, and is being accrued over the remaining service periods commencing in February 2014. Approximately $13,000 is expected to be related to set-up, wind-down and transitions costs. The estimates contained herein are subject to uncertainty. The financial statements contained in this Monthly Operating Report therefore do not reflect all of these costs.

Plan of Reorganization – As previously reported, on February 12, 2014, the Debtors and certain of the lenders (the “Consenting Lenders”) under the Company’s $1.5 billion credit agreement, dated as of February 9, 2006, entered into a plan support agreement (as amended, the “Plan Support Agreement”), and on February 28, 2014, the Debtors and the Consenting Lenders entered into an Equity Commitment Agreement (the “Lender ECA”). On March 7, 2014, the Debtors filed a plan of reorganization supported by the Consenting Lenders with the Bankruptcy Court (the “Lender Plan”). The Debtors retained the ability to terminate the Plan Support Agreement upon a determination by the Debtors that an alternative plan of reorganization was more favorable to the Debtors’ creditors and interest holders than the Lender Plan, upon which the Lender ECA terminates automatically pursuant to the April 4, 2014 order of the Bankruptcy Court authorizing the Debtors to enter into the Lender ECA.

On April 18, 2014, the Debtors received a proposal for an alternative plan of reorganization from certain holders of existing equity interests of the Company (each such holder of equity, a “Commitment Party”). Following discussion and analysis, the Debtors determined that the proposal received on April 18, 2014 (as described below, the “Equity Proposal”) to be more favorable to the Debtors’ creditors and interest holders than the Lender Plan. Accordingly, the Debtors terminated the Plan Support Agreement between the Debtors and the Consenting Lenders on May 2, 2014 and filed with the Bankruptcy Court a plan of reorganization that effectuates the terms of the Equity Proposal (the “Equity Plan”), together with a disclosure statement describing such Equity Proposal (the “Disclosure Statement”). In conjunction with the filing of the motion for approval of the Equity Plan and of the Exit Financing (as defined below), the Debtors exercised their right to terminate the Goldman Sachs Bank USA (“Goldman Sachs”) exit financing commitment to provide exit financing to support the Lender plan, because of the Debtors’ decision to support the Equity Plan.

On May 21, 2014, the Debtors filed with the Bankruptcy Court an amendment to the Equity Plan and Disclosure Statement (the “Amended Equity Plan” and “Amended Disclosure Statement”, respectively). The Amended Equity Plan reflects the resolution of disputes with three separate creditor constituents.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

On May 20, 2014, the Debtors and court-appointed lead plaintiffs in the consolidated securities class action styled In re OSG Securities Litigation (“Lead Plaintiffs”), pending in the United States District Court for the Southern District of New York (the “District Court”), entered into a stipulation (the “Securities Class Stipulation”) providing for settlement and resolution of Lead Plaintiffs’ claims against the Debtors pursuant to the Amended Equity Plan. Pursuant to the Securities Class Stipulation, the Debtors have agreed to provide in the Amended Equity Plan for allowance of the Lead Plaintiffs’ claims, on behalf of a class of persons who, between October 29, 2007 and October 19, 2012, purchased (i) 8.125% Senior Notes due 2018 issued or traceable to the $300 million public offering on or about March 24, 2010 or (ii) OSG common stock (together, the “Putative Class”). Such claims will be allowed, in full, final and complete settlement of any claims Lead Plaintiffs or members of the Putative Class have or could have asserted against the Debtors through the following distributions: (i) $7 million in cash, payable by the Debtors on the initial distribution date for the Amended Equity Plan; (ii) 15% of the Net Proceeds of the Debtors’ professional liability action against Proskauer Rose LLP and certain individual defendants (as defined in the Securities Class Stipulation, the “Professional Liability Action”); (iii) $5 million in cash, payable by Reorganized OSG (as defined in the Amended Equity Plan) upon resolution of the Professional Liability Action; (iv) $3 million in cash, payable by Reorganized OSG on the first anniversary of the effective date of the Amended Equity Plan; (v) proceeds of any of the Debtors’ residual interests in certain director and officer insurance policies; and (vi) any remaining cash in a $2 million reserve, after accounting for satisfaction or resolution of other subordinated claims (collectively, the “Settlement Consideration”). The Debtors will seek approval of the settlement, and certification of the Putative Class for settlement purposes, in connection with confirmation of the Amended Equity Plan. The Securities Class Stipulation will resolve only the Lead Plaintiffs’ and Putative Class members’ claims against the Debtors. The Lead Plaintiffs’ claims pending in the District Court against certain of the Debtors’ current and former officers, auditors and underwriters are unaffected. The Securities Class Stipulation provides for Lead Plaintiffs’ agreement to support and vote in favor of the Amended Equity Plan. Allocation and distribution to members of the Putative Class, as well as approval of legal fees and reimbursement of expenses to counsel for Lead Plaintiffs, will be resolved by the District Court, subject to approval by the Bankruptcy Court.

On April 23, 2014, the Debtors received notices from the lenders under their pre-petition secured loan facilities, the Export-Import Bank of China (“CEXIM”) and Danish Ship Finance (“DSF”), that CEXIM and DSF intended to object to the then current plan of reorganization on the basis, among other things, that it did not provide for payment of 2% contractual default interest as provided under their respective loan agreements. On May 21, 2014, the Debtors entered into stipulations (the “CEXIM and DSF Stipulations”) with CEXIM and DSF providing for settlement and resolution of all potential objections of CEXIM and DSF

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

to the Amended Equity Plan. Pursuant to the CEXIM and DSF Stipulations, the Debtors have agreed to provide in the Amended Equity Plan for allowance of default interest on the principal amount outstanding under the CEXIM and DSF facilities at the rate of 1% per annum from the Petition Date. The Debtors will seek approval of the settlement in connection with the confirmation of the Amended Equity Plan. The CEXIM and DSF Stipulations provide for CEXIM and DSF’s agreement to support and vote in factor of the Amended Equity Plan.

On May 26, 2014 the Debtors filed with the Bankruptcy Court a further amendment to the Equity Plan and Disclosure Statement (the “Amended Equity Plan” and “Amended Disclosure Statement,” respectively).

Pursuant to the Amended Equity Plan, each holder of the Company’s 7.5% Senior Notes due 2024 (the “7.5% 2024 Notes”) will have its 7.5% 2024 Notes reinstated and will receive a cash payment equal to the amount of unpaid and overdue interest, unless such holder elects to receive an alternative distribution (the “Alternative Distribution”) of new notes (the “Election Notes”) and cash instead. The Election Notes will be due February 15, 2021 and will otherwise have the same terms as the 7.5% 2024 Notes. Each holder that elects to receive the Alternative Distribution will receive Election Notes with a principal amount equal to that of the 7.5% 2024 Notes currently owned by that holder, together with a cash payment equal to 1.0% of the principal amount of the 7.5% 2024 Notes held by such holder and a cash payment equal to the amount of unpaid and overdue interest that would have been owed under the 7.5% 2024 Notes if they were reinstated (together with any interest that has accrued but is not due for payment as of the effective date of the Amended Equity Plan calculated at the applicable contract rate or default rate).

On May 27, 2014, following the resolution by the Bankruptcy Court of certain objections raised by the official committee of equity security holders appointed by the United States Trustee, the Amended Disclosure Statement was approved in an order by the Bankruptcy Court (the “Disclosure Statement Order”). Pursuant to such approval, the Debtors will solicit acceptances of the Amended Equity Plan, and seek its confirmation by the Bankruptcy Court in accordance with the Disclosure Statement Order. Among other things, the Disclosure Statement Order:

•      sets a record date of June 6, 2014 (the “Voting Record Date”) for voting on the Amended Equity Plan and for the distribution of subscription rights in the Rights Offering (as defined below under Equity Commitment Agreement);

•      sets a deadline of 5:00 p.m. (Prevailing Eastern Time) on July 7, 2014 for the receipt by Kurtzman Carson Consultants LLC of ballots accepting or rejecting the Amended Equity Plan;

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

•     sets a deadline of 5:00 p.m. (Prevailing Eastern Time) on July 7, 2014 for the exercise of subscription rights in the Rights Offering;

•     sets a deadline of 4:00 p.m. (Prevailing Eastern Time) on July 11, 2014 for filing of any objections to the confirmation of the Amended Equity Plan; and

•     schedules the hearing for the confirmation of the Amended Equity Plan for 9:30 a.m. (Prevailing Eastern Time) on July 18, 2014.

The Amended Equity Plan and Amended Disclosure Statement are available electronically, on the internet website of the claims agent Kurtzman Carson Consultants, LLC at http://www.kccllc.net/osg.

Exit Financing - In April 2014, the Debtors selected Goldman Sachs to provide exit financing to support the Lender Plan, and filed a motion seeking authorization to enter into an exit financing commitment with Goldman Sachs. That commitment contemplated loans and facilities totaling in aggregate $935 million. Shortly after Goldman Sachs’ motion was filed, however, the Debtors received alternative exit financing proposals from three additional exit financing lenders designed to support the Equity Plan, including from Jefferies Finance LLC (“Jefferies”).

On May 2, 2014, Jefferies executed commitment documents whereby Jefferies agreed to provide secured debt financing to support the Equity Plan, consisting of a term loan of approximately $600 million secured by a first lien on substantially all the Debtors’ U.S. Flag assets other than certain specified assets and a second lien on these specified assets, a term loan of approximately $600 million secured by a first lien on substantially all the Debtors’ International Flag assets, which lien is pari passu to the lien securing the revolving facility below, an asset-based revolving loan facility of approximately $75 million secured by a first lien on certain specified U.S. Flag assets of the Debtors and a second lien on substantially all the Debtors’ U.S. Flag assets and a revolving loan facility of approximately $75 million secured by a pari passu first lien on substantially all the Debtors’ International Flag assets (the “Exit Financing”) that, collectively, will provide the Debtors with the funding necessary to satisfy the Equity Plan’s cash payment obligations, the expenses associated with closing the Exit Financing facilities and working capital to fund their operations after emergence from Chapter 11.

The commitment letter entered into in connection with the Exit Financing was approved by the Bankruptcy Court on May 27, 2014. The full terms of the Exit Financing are subject to approval by the Bankruptcy Court.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Equity Commitment Agreement - On May 2, 2014, the Debtors entered into an equity commitment agreement with each Commitment Party (the “Equity Commitment Agreement”), which sets forth the terms of a rights offering (the “Rights Offering”) and additional sale of Holdback Securities (as defined below) for an aggregate offering amount of $1.5 billion, each relating to two separate classes of common stock (the “Class A shares” and the “Class B shares”, and collectively the “New Shares”) and penny warrants to purchase Class A shares and Class B shares (respectively “Class A warrants” and “Class B warrants”, and, together with the New Shares, the “Rights Offering Securities”) pursuant to subscription rights (each such right, a “Subscription Right”) to be distributed to holders of outstanding equity of the Company. One Subscription Right will be distributed in respect of each outstanding share of OSG common stock (each such share, an “Existing Share”) to the holder of record of such Existing Share as of a record date established by the Bankruptcy Court in its order approving the disclosure statement (the “Record Date”). The Equity Plan contemplated that the Record Date would be June 2, 2014. Subscription Rights would be distributed only to holders of record of Existing Shares outstanding as of 5:00 p.m. (New York Time) on the Record Date. From and after the last date which allows a Purchaser to become a holder of record on the June 2, 2014 Record Date (which date is May 28, 2014), OSG would halt all trading of the Existing Shares and intends to seek the removal of OSG’s trading symbol in respect of the Existing Shares from the over-the-counter “pink sheet” market. From and following the May 28, 2014, any purported transfers of Existing Shares would be disregarded by the Company. In addition, the Subscription Rights will not be transferrable, and any purported transfer will cause them to become void.

Each Subscription Right would entitle a holder thereof that is an accredited investor or a qualified institutional buyer (“QIB”) (as such terms are defined in Regulation D and Rule 144A, respectively, under the Securities Act of 1933) and that votes in favor, is deemed to vote in favor, to the extent eligible to vote, and does not file an objection to the Equity Plan (each, an “Eligible Holder”) to purchase 11.5 Class A shares or Class A warrants, as described in the Equity Plan, for $3.00 per security. Each Eligible Holder that timely elects to participate in the Rights Offering (each, a “Participating Eligible Holder”) may exercise some, all or none of the Subscription Rights it receives, but each Subscription Right may be exercised only in whole, and not in part.

All holders of Existing Shares of the Company as of the Record Date that are not Participating Eligible Holders (which will include (i) any holder of Existing Shares on the Record Date that is neither an accredited investor nor a QIB (an “Ineligible Holder”), and (ii) any Eligible Holder that decides for any reason not to participate in the Rights Offering) will receive, as described in the Equity Plan, one new Class B share or Class B warrant in respect of each Subscription Right distributed in respect of each Existing Share held of record by such holder on the Record Date. The Class B shares and Class B warrants

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

will have rights consistent with those of the Class A shares and Class A warrants, respectively, but holders of the Class B shares and Class B warrants will also have the future right to receive a pro rata share of up to ten percent of the net recoveries of the Company’s claims asserted against Proskauer Rose LLP and certain of its members (as described in the Equity Plan). The Class B shares and the Class B warrants are convertible, at the option of the holder at any time, into Class A shares and Class A warrants, respectively, and will automatically convert into Class A shares and Class A warrants, respectively, on the tenth business day after the entry of a final order with respect to such litigation and the distribution of any Net Litigation Recovery (as defined in the Equity Commitment Agreement) to the holders of Class B shares and Class B warrants, subject in each such case to certain customary anti-dilution provisions and Jones Act requirements (which refers to 46 U.S.C. Section 12103, 46 U.S.C. Section 50501, and related statutes and regulations respecting the United States coastwise trade, as the same may be amended from time to time).

 Each Commitment Party has agreed in the Equity Commitment Agreement to exercise its Subscription Rights in full; to backstop a portion of any remaining securities related to unexercised Subscription Rights following completion of the Rights Offering (the “Backstop Securities”); and to purchase a portion of a further additional number of Class A shares and/or Class A warrants (the “Holdback Securities”) offered by OSG to such Commitment Party.

 If the transactions contemplated by the Equity Commitment Agreement are consummated, following confirmation by the Bankruptcy Court and occurrence of the effective date of the Equity Plan, the Debtors will use the proceeds of the sale of the Rights Offering Securities and the Holdback Securities to satisfy certain of their obligations as described in the Equity Plan.

On May 20, 2014, the Debtors and each of the Commitment Parties entered into an amendment to the Equity Commitment Agreement (the “Equity Commitment Agreement Amendment”). The Equity Commitment Agreement Amendment increased the amount to be raised by the Company through the rights offering contemplated by the Equity Commitment Agreement (the “Rights Offering”) from $1.500 billion to $1.505 billion, pursuant to the issuance of additional Subscription Rights. The Rights Offering will be back-stopped by each Commitment Party or its designee on a several but not joint basis. The Equity Commitment Agreement also increased the number of Class A shares or Class A warrants that can be purchased for each share held of OSG common stock upon exercise of each Subscription Right by certain holders thereof, from 11.5 Class A shares or Class A warrants to 12 Class A shares or Class A warrants. The Equity Commitment Agreement, as amended, remained subject to the approval of the Bankruptcy Court.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

On May 26, 2014, the Debtors and each of the Commitment Parties entered into a second amendment to the Equity Commitment Agreement (the “Second Equity Commitment Agreement Amendment”). The Second Equity Commitment Agreement Amendment increased the amount to be raised by the Company through the Rights Offering contemplated by the Equity Commitment Agreement from $1.505 billion to $1.510 billion, pursuant to the issuance of additional subscription rights. In addition, the Second Equity Commitment Agreement Amendment joined certain additional parties to the Equity Commitment Agreement as Commitment Parties. Certain of those additional parties were holders of the 7.5% 2024 Notes and had previously filed objections to the Debtors’ proposed Amended Disclosure Statement and expressed an intention to oppose confirmation of the Debtors’ Amended Equity Plan. Pursuant to the terms of the Second Equity Commitment Agreement Amendment, those parties are now obligated to support and vote in favor of the Amended Equity Plan and have withdrawn their previously-filed objections. The Rights Offering will be back-stopped by each Commitment Party or its designee on a several but not joint basis, and each Commitment Party has agreed to purchase a portion of a further additional number of shares of Class A common stock and/or penny warrants to purchase shares of Class A common stock offered by OSG to such Commitment Party. The Equity Commitment Agreement, as amended, was approved by the Bankruptcy Court on May 27, 2014 and is available electronically, on the internet website of the claims agent Kurtzman Carson Consultants, LLC at http://www.kccllc.net/osg.

 Registration Rights Agreement - On May 2, 2014, the Debtors entered into a registration rights agreement with each Commitment Party (the “Registration Rights Agreement”) setting forth, among other things, registration rights of each Commitment Party and, potentially, certain other holders of Class A shares and Class A warrants. Pursuant to the Registration Rights Agreement, subject to approval by the Bankruptcy Court, OSG will be required to register, on a registration statement to be filed with the Securities and Exchange Commission, the resale of certain Class A shares and Class A warrants for the benefit of the Commitment Parties and potentially certain other shareholders.

On May 26, 2014, the Debtors and each of the Commitment Parties entered into an amendment to the Registration Rights Agreement (the “Registration Rights Agreement Amendment”). The Registration Rights Agreement Amendment joined certain additional parties to the Registration Rights Agreement as Commitment Parties which have certain registration rights. The Registration Rights Agreement, as amended, was approved by the Bankruptcy Court on May 27, 2014 and is available electronically, on the internet website of the claims agent Kurtzman Carson Consultants, LLC at http://www.kccllc.net/osg.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Subsequent Events

Pursuant to the Disclosure Statement Order, the Debtors suspended trading of the Company’s common stock and beneficial interests therein in the over-the-counter market on June 3, 2014 at 5:00 p.m. (Prevailing Eastern Time) in order to ensure that all trades in those securities will be able to settle (on a T+3 basis) no later than the June 6, 2014 Voting Record Date. In addition, the subscription rights issued pursuant to the Rights Offering will not be transferrable, and any purported transfer will cause such subscription rights to become void.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period May 1, 2014 through May 31, 2014

(in thousands of dollars)

Beginning Cash Balance	650,199

Cash Receipts:
Vessel Related Receipts	82,257
Other Receipts [1]	6,494
Total Receipts	88,751

Cash Disbursements:
Vessel Related Disbursements [2]	71,575
General and Administrative:
Compensation & Benefits	5,110
Other General & Administrative	4,882
Taxes	267
Restructuring Costs and Adequate Protection Payments	9,277
U.S. Trustee Fees	0
Other Disbursements	139
Total Disbursements	91,250

Ending Cash Balance [3]	647,700

1 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

2 Includes expenses paid on behalf of joint ventures.

3 Includes approximately $36 million of cash restricted under secured debt facilities, but excludes approximately $10 million of additional restricted cash included in other current assets in the unaudited condensed consolidated balance sheets.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2014 through May 31, 2014

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$3,589,227
2	OSG International, Inc.	12-20001	2,286,010
3	OSG Bulk Ships, Inc.	12-20002	1,146,182
4	1372 Tanker Corporation	12-20003	618,456
5	Africa Tanker Corporation	12-20004	161,457
6	Alcesmar Limited	12-20005	173,727
7	Alcmar Limited	12-20006	411,614
8	Alpha Suezmax Corporation	12-20007	16,253
9	Alpha Tanker Corporation	12-20008	214
10	Amalia Product Corporation	12-20009	187,674
11	Ambermar Product Carrier Corporation	12-20010	1,257,264
12	Ambermar Tanker Corporation	12-20011	821
13	Andromar Limited	12-20012	597,643
14	Antigmar Limited	12-20013	273,345
15	Aqua Tanker Corporation	12-20014	3,533
16	Aquarius Tanker Corporation	12-20015	15,151
17	Ariadmar Limited	12-20016	230,650
18	Aspro Tanker Corporation	12-20017	970
19	Atalmar Limited	12-20018	461,282
20	Athens Product Tanker Corporation	12-20019	684,045
21	Atlas Chartering Corporation	12-20020	16,775
22	Aurora Shipping Corporation	12-20021	3,760,005
23	Avila Tanker Corporation	12-20022	787
24	Batangas Tanker Corporation	12-20023	308,014
25	Beta Aframax Corporation	12-20024	359

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2014 through May 31, 2014

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	22,748
27	Cabo Hellas Limited	12-20026	239,635
28	Cabo Sounion Limited	12-20027	431,302
29	Caribbean Tanker Corporation	12-20028	1,337,607
30	Carina Tanker Corporation	12-20029	16,811
31	Carl Product Corporation	12-20030	959,870
32	Concept Tanker Corporation	12-20031	436,840
33	Crown Tanker Corporation	12-20032	200
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	2,721,047
36	DHT Ania Aframax Corp.	12-20035	904
37	DHT Ann VLCC Corp.	12-20036	19,098
38	DHT Cathy Aframax Corp.	12-20037	10,008
39	DHT Chris VLCC Corp.	12-20038	16,128
40	DHT Rebecca Aframax Corp.	12-20039	1,111
41	DHT Regal Unity VLCC Corp.	12-20040	9,055
42	DHT Sophie Aframax Corp.	12-20041	6,743
43	Dignity Chartering Corporation	12-20042	26,742
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	297,674
46	Epsilon Aframax Corporation	12-20045	239,546
47	First Chemical Carrier Corporation	12-20046	4,399
48	First LPG Tanker Corporation	12-20047	4,200
49	First Union Tanker Corporation	12-20048	351,485
50	Fourth Aframax Tanker Corporation	12-20049	144,828

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2014 through May 31, 2014

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	279,623
52	Goldmar Limited	12-20051	383,174
53	GPC Aframax Corporation	12-20052	18,106
54	Grace Chartering Corporation	12-20053	5,620
55	International Seaways, Inc.	12-20054	3,478,002
56	Jademar Limited	12-20055	268,697
57	Joyce Car Carrier Corporation	12-20056	12,784
58	Juneau Tanker Corporation	12-20057	5,417
59	Kimolos Tanker Corporation	12-20058	1,764,039
60	Kythnos Chartering Corporation	12-20059	1,026,185
61	Leo Tanker Corporation	12-20060	14,504
62	Leyte Product Tanker Corporation	12-20061	480,354
63	Limar Charter Corporation	12-20062	12,316
64	Luxmar Product Tanker Corporation	12-20063	508,600
65	Luxmar Tanker LLC	12-20064	26,762
66	Majestic Tankers Corporation	12-20065	524,103
67	Maple Tanker Corporation	12-20066	477,222
68	Maremar Product Tanker Corporation	12-20067	35
69	Maremar Tanker LLC	12-20068	60,391
70	Marilyn Vessel Corporation	12-20069	283
71	Maritrans General Partner Inc.	12-20070	-
72	Maritrans Operating Company L.P.	12-20071	15,941
73	Milos Product Tanker Corporation	12-20072	419,817
74	Mindanao Tanker Corporation	12-20073	170,824
75	Mykonos Tanker LLC	12-20074	1,130,282

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2014 through May 31, 2014

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	12,916
77	Oak Tanker Corporation	12-20076	305,895
78	Ocean Bulk Ships, Inc.	12-20077	4
79	Oceania Tanker Corporation	12-20078	80,062
80	OSG 192 LLC	12-20079	38,082
81	OSG 209 LLC	12-20080	73,228
82	OSG 214 LLC	12-20081	160,732
83	OSG 215 Corporation	12-20082	74
84	OSG 242 LLC	12-20083	96,951
85	OSG 243 LLC	12-20084	108,592
86	OSG 244 LLC	12-20085	64,020
87	OSG 252 LLC	12-20086	364,539
88	OSG 254 LLC	12-20087	91,278
89	OSG 300 LLC	12-20088	25
90	OSG 400 LLC	12-20089	8,764
91	OSG America L.P.	12-20090	24
92	OSG America LLC	12-20091	137
93	OSG America Operating Company LLC	12-20092	835,421
94	OSG Car Carriers, Inc.	12-20093	4,097
95	OSG Clean Products International, Inc.	12-20094	30
96	OSG Columbia LLC	12-20095	272,959
97	OSG Constitution LLC	12-20096	1,680
98	OSG Courageous LLC	12-20097	260,098
99	OSG Delaware Bay Lightering LLC	12-20098	2,331,262
100	OSG Discovery LLC	12-20099	807

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2014 through May 31, 2014

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	147
102	OSG Endurance LLC	12-20101	253,062
103	OSG Enterprise LLC	12-20102	261,901
104	OSG Financial Corp.	12-20103	6,028
105	OSG Freedom LLC	12-20104	106
106	OSG Honour LLC	12-20105	244,722
107	OSG Independence LLC	12-20106	220,479
108	OSG Intrepid LLC	12-20107	256,049
109	OSG Liberty LLC	12-20108	6,031
110	OSG Lightering LLC	12-20109	4,372,598
111	OSG Lightering Acquisition Corporation	12-20110	1,189
112	OSG Lightering Solutions LLC	12-20111	1,575
113	OSG Mariner LLC	12-20112	147
114	OSG Maritrans Parent LLC	12-20113	66,767
115	OSG Navigator LLC	12-20114	268,238
116	OSG New York, Inc.	12-20115	20,920
117	OSG Product Tankers AVTC, LLC	12-20116	30
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	3
120	OSG Product Tankers I, LLC	12-20119	3
121	OSG Product Tankers, LLC	12-20120	5
122	OSG Quest LLC	12-20121	92
123	OSG Seafarer LLC	12-20122	407
124	OSG Ship Management, Inc.	12-20123	4,296,416
125	OSG Valour LLC	12-20124	665

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2014 through May 31, 2014

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	1
127	Overseas Anacortes LLC	12-20126	1,331,734
128	Overseas Boston LLC	12-20127	1,412,235
129	Overseas Diligence LLC	12-20128	237
130	Overseas Galena Bay LLC	12-20129	1,578
131	Overseas Houston LLC	12-20130	1,236,213
132	Overseas Integrity LLC	12-20131	636
133	Overseas Long Beach LLC	12-20132	1,273,047
134	Overseas Los Angeles LLC	12-20133	1,148,338
135	Overseas Martinez LLC	12-20134	1,364,706
136	Overseas New Orleans LLC	12-20135	1,308
137	Overseas New York LLC	12-20136	1,171,881
138	Overseas Nikiski LLC	12-20137	1,865,693
139	Overseas Perseverance Corporation	12-20138	226
140	Overseas Philadelphia LLC	12-20139	539
141	Overseas Puget Sound LLC	12-20140	5,085
142	Overseas Sea Swift Corporation	12-20141	5
143	Overseas Shipping (GR) Ltd.	12-20142	345,484
144	Overseas ST Holding LLC	12-20143	1,178,976
145	Overseas Tampa LLC	12-20144	4,856,114
146	Overseas Texas City LLC	12-20145	1,137,432
147	Pearlmar Limited	12-20146	219,751
148	Petromar Limited	12-20147	1,030,720
149	Pisces Tanker Corporation	12-20148	16,229
150	Polaris Tanker Corporation	12-20149	16,051

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2014 through May 31, 2014

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	36,988
152	Reymar Limited	12-20151	1,378,617
153	Rich Tanker Corporation	12-20152	1,433,836
154	Rimar Chartering Corporation	12-20153	36,225
155	Rosalyn Tanker Corporation	12-20154	228,901
156	Rosemar Limited	12-20155	183,854
157	Rubymar Limited	12-20156	27,037
158	Sakura Transport Corp.	12-20157	420,697
159	Samar Product Tanker Corporation	12-20158	432,806
160	Santorini Tanker LLC	12-20159	1,862,893
161	Serifos Tanker Corporation	12-20160	1,193,796
162	Seventh Aframax Tanker Corporation	12-20161	432,969
163	Shirley Tanker SRL	12-20162	1,413,526
164	Sifnos Tanker Corporation	12-20163	379,710
165	Silvermar Limited	12-20164	196,846
166	Sixth Aframax Tanker Corporation	12-20165	476,831
167	Skopelos Product Tanker Corporation	12-20166	833,228
168	Star Chartering Corporation	12-20167	470,710
169	Suezmax International Agencies, Inc.	12-20168	199,546
170	Talara Chartering Corporation	12-20169	21,032
171	Third United Shipping Corporation	12-20170	31,243
172	Tokyo Transport Corp.	12-20171	742,903
173	Transbulk Carriers, Inc.	12-20172	150
174	Troy Chartering Corporation	12-20173	379,061
175	Troy Product Corporation	12-20174	34,805

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2014 through May 31, 2014

176	Urban Tanker Corporation	12-20175	444,427
177	Vega Tanker Corporation	12-20176	2,144
178	View Tanker Corporation	12-20177	1,041,875
179	Vivian Tankships Corporation	12-20178	10,582
180	Vulpecula Chartering Corporation	12-20179	17,806
181	Wind Aframax Tanker Corporation	12-20180	15

	Total Disbursements		$83,951,052

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period May 1, 2014 through May 31, 2014

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$914,857	$19,705	$934,562	$7,635,998	$251,366	$7,887,364
Allen Miller LLP	8,098	-	8,098	8,098	-	8,098
Bowman Gilfillan, Inc.	-	-	-	50,499	17,446	67,945
Brown Rudnick LLP	-	-	-	-	-	-
Burke & Parsons	8,228	-	8,228	630,073	15,860	645,933
Chilmark Partners, LLC	280,000	4,454	284,454	2,520,000	504,818	3,024,818
Cleary Gottlieb Steen & Hamilton LLP	1,943,412	17,494	1,960,906	23,109,484	697,879	23,807,363
Deloitte Financial Advisory LLP	100,565	4,663	105,228	100,565	4,663	105,228
Deloitte & Touche LLP	1,890,130	27,918	1,918,048	7,703,855	126,574	7,830,429
Deloitte Tax LLP	1,154,177	2,229	1,156,406	5,778,094	17,262	5,795,356
Eversheds LLP	-	-	-	435,744	8,106	443,850
Fox Rothschild LLP	-	-	-	-	-	-
FTI Consulting, Inc.	77,268	-	77,268	4,052,908	7,674	4,060,582
Gellert, Scali, Busenkell & Brown, LLC	9,431	193	9,624	27,083	668	27,751
Heidrick & Struggles	-	-	-	173,334	-	173,334
Houlihan Lokey Capital, Inc.	245,000	3,183	248,183	2,630,833	63,077	2,693,910
Kurtzman Carson Consultants LLC	-	-	-	-	-	-
Mercer (US) Inc.	67,328	3,370	70,698	286,689	75,807	362,496
Morris, Nichols, Arsht & Tunnell LLP	55,160	-	55,160	1,133,584	32,528	1,166,112
Mullin Hoard & Brown LLP	99,623	7,207	106,830	1,551,101	95,730	1,646,831
Pepper Hamilton LLP	13,750	644	14,394	260,633	12,181	272,814
Peter J. Solomon Company	-	-	-	-	-	-
Pricewaterhouse Coopers LLP	2,232,760	9,526	2,242,286	9,516,742	97,379	9,614,121
Venable LLP	35,500	-	35,500	445,592	9,304	454,896
Total Professional Fees and Expenses	$9,135,287	$100,585	$9,235,872	$68,050,909	$2,038,323	$70,089,232

1 Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period May 1, 2014 through May 31, 2014

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Allen Miller LLP	Debtors' Special Litigation Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Brown Rudnick LLP	Co-Counsel to the Official Committee of Equity Security Holders
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte & Touche LLP	Debtors' Accounting Advisor
Deloitte Financial Advisory Services LLP	Debtors' Fresh Start Accounting Services Provider
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
Fox Rothschild LLP	Co-Counsel to the Official Committee of Equity Security Holders
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Gellert, Scali, Busenkell & Brown, LLC	Debtors' Special Litigation Counsel
Heidrick & Struggles	Board Search Advisors
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
Peter J. Solomon Company	Financial Advisor to the Official Committee of Equity Security Holders
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor
Venable LLP	Debtors' Special Litigation Counsel

1 Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash
Disbursements Journal

For the Period May 1, 2014 through May 31, 2014

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
Cabo Sounion Limited	JPMorgan Chase Bank	XXXXXX614	5/16/2014
Cabo Hellas Limited	JPMorgan Chase Bank	XXXXXX606	5/16/2014
Rosemar Limited	JPMorgan Chase Bank	XXXXXX959	5/16/2014
Rubymar Limited	JPMorgan Chase Bank	XXXXXX967	5/16/2014

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening
None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods May 1, 2014 through May 31, 2014, and

November 14, 2012 through May 31, 2014

(in thousands of dollars)

	May 1, 2014 through May 31, 2014	November 14, 2012 through May 31, 2014

Shipping Revenues:
Pool revenues	$9,219	$267,998
Time and bareboat charter revenues	33,983	576,130
Voyage charter revenues	38,220	765,191
	81,422	1,609,320
Operating Expenses:
Voyage expenses	23,523	413,449
Vessel expenses	23,647	414,467
Charter hire expenses	13,487	323,018
Depreciation and amortization	13,143	268,714
General and administrative	9,015	158,722
Goodwill and intangible assets impairment charge	-	16,214
(Gain)/loss on disposal of vessels, including impairments	(13)	643,181
Total Operating Expenses	82,802	2,237,765
Loss from Vessel Operations	(1,380)	(628,446)
Equity in Income/(Loss) of Affiliated Companies	3,283	62,552
Operating Income/(Loss)	1,903	(565,895)
Other Income	57	1,337
Income/(loss) before Interest Expense and Income Taxes	1,960	(564,556)
Interest Expense	(10)	(348)
Income/(loss) before Reorganization Items and Income Taxes	1,950	(564,905)
Reorganization Items, net	11,902	418,103
Loss before Income Taxes	(9,952)	(983,008)
Income Tax Provision/(Benefit)	595	(13,933)
Net Loss	$(10,547)	$(969,075)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods May 1, 2014 through May 31, 2014, and

November 14, 2012 through May 31, 2014

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	Reorganization Items consists of the following:

	May 1, 2014	November 14, 2012
	through	through
	May 31, 2014	May 31, 2014
Professional fees, including Trustee Fees of $250 and $4,913	$11,902	$124,211
Expenses incurred on rejected executory contracts	-	289,073
Write-off of deferred financing costs	-	4,603
Other claims adjustments	-	216
	$11,902	$418,103

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and May 31, 2014

(in thousands of dollars)

	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$647,700
Voyage receivables	171,753	128,591
Other receivables, including income taxes recoverable	59,295	33,508
Inventory	14,150	33,219
Prepaid expenses and other current assets	46,636	34,219
Total Current Assets	769,807	877,237
Vessels and other property, less accumulated depreciation	3,135,823	2,311,622
Deferred drydock expenditures, net	73,898	55,580
Total Vessels, Deferred Drydock and Other Property	3,209,721	2,367,202
Investments in Affiliated Companies	247,964	327,738
Intangible Assets, less accumulated amortization	72,655	58,215
Goodwill	9,589	-
Other Assets	16,464	31,962
Total Assets	$4,326,200	$3,662,354

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,170	$402,290

Total Current Liabilities	93,170	402,290

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	758,736	450,508
Liabilities Subject to Compromise	2,623,588	2,881,742
Total Noncurrent Liabilities	3,387,781	3,332,250

Total Liabilities	3,480,951	3,734,540
(Deficit)/Equity:
Total Equity/(Deficit)	845,249	(72,186)
Total Liabilities and (Deficit)/Equity	$4,326,200	$3,662,354

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and May 31, 2014

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect a complete analysis regarding potential claims under the Bankruptcy Code, however, the balance sheet as of May 31, 2014 does include the Debtors’ estimates of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors for which performance had also ceased by the end of the reporting period.

3.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

4.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is below the outstanding principal of the secured debt, and accordingly, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and May 31, 2014

(in thousands of dollars)

5.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	May 31, 2014
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$4,675
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,489,000
Accrued interest and fees on unsecured revolver and senior notes	10,878	10,878
Secured debt and accrued interest	578,024	563,857
Derivative liabilities	3,566	3,566
Pension and other postretirement benefit plan liabilities	41,363	26,387
Accrued liabilities relating to rejected executory contracts	0	282,599

	$2,623,588	$2,881,742

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of May 31, 2014

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.            I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.           All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.           To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: July 15, 2014	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

May 31, 2014

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$16,101,467	$3,321,458	$719,994	$(178,920)	$539,467	$20,503,466
79%	16%	4%	-1%	2.00%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

May 31, 2014

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	>180	Total
Trade Receivables:
Trade - Invoiced [2]	$13,221,999	$4,524,608	$2,451,737	$1,628,821	$2,335,592	$3,643,718	$27,806,475
Trade - Accrued and Unbilled[3]							$25,198,511
Trade - Pools[4]							$76,707,720
Allowance for Doubtful Receivables							$(1,736,397)
Accounts Receivable	$13,221,999	$4,524,608	$2,451,737	$1,628,821	$2,335,592	$3,643,718	$127,976,309
Percentage of Trade-Invoiced [5]	48%	16%	9%	6%	8%	13%	100%

Notes:

1 Days Aged is based on the date of invoice

2 Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.

3 Represents unbilled trade accounts receivables of the consolidated Company

4 Represents undistributed earnings receivable from the commercial pools in which the Company participates

5 Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period May 1, 2014 through May 31, 2014

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

May 1, 2014 through May 31, 2014

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of May 31, 20141

(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balance per Books as of May 31, 2014
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6753	1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6761	1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	291,361,706.78
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	5,283,281.78
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(1,122,162.12)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	11,273,007.49
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	371,213.74
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	14,226,412.63
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	120,515,671.27
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	21,470,195.55
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX0596	-
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	18,989,733.02
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(59,572.50)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	18,628.85
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	224,512.59
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	64,099.88
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,056,837.95
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	36,009,615.05
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	59,726,315.33
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	7,338,697.85
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	16,005,848.60
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000.00
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	27.54
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	0.66

				TOTAL	$625,774,073.24

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report

May 1, 2014 through May 31, 2014

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets (continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is below the outstanding principal of the secured debt, and accordingly, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2013 were reflected in December 2013.

Monthly Operating Report

May 1, 2014 through May 31, 2014

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Overseas Shipholding Group, Inc.		OSG International, Inc.
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$45	$2	$(28)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	45	2	(28)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(50)	(94)	(209)
Charter hire expenses	-	-	-	49
Depreciation and amortization	-	-	36	49
General and administrative	587	11,754	293	29,747
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	0
Total Operating Expenses	587	11,703	235	29,636
Income/(loss) from Vessel Operations	(587)	(11,659)	(233)	(29,664)
Equity in Income/(loss) of Affiliated Companies	-	416	912	10,054
Operating Income/(loss)	(587)	(11,243)	679	(19,610)
Other Income/(expense)	556	9,729	(1,528)	(32,691)
Income/(loss) before Interest Expense and Income Taxes	(32)	(1,515)	(849)	(52,301)
Interest Expense	-	0	-	0
Income/(loss) before Reorganization Items and Income Taxes	(32)	(1,515)	(849)	(52,301)
Reorganization Items, net	11,753	125,803	-	8
Income/(loss) before Income Taxes	(11,784)	(127,317)	(849)	(52,310)
Income Tax (Benefit)/Provision	550	(19,343)	7	160
Net Income/(Loss)	$(12,335)	$(107,974)	$(855)	$(52,469)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$3,415
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,174	16,718
	-	-	1,174	20,134
Operating Expenses:
Voyage expenses	-	-	904	11,545
Vessel expenses	(11)	444	279	4,994
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	262	4,855
General and administrative	(3)	215	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(4)	-	-
Total Operating Expenses	(13)	655	1,445	21,394
Income/(loss) from Vessel Operations	13	(655)	(270)	(1,261)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	13	(655)	(270)	(1,261)
Other Income/(expense)	(220)	(3,557)	(1)	(14)
Income/(loss) before Interest Expense and Income Taxes	(207)	(4,211)	(271)	(1,275)
Interest Expense	-	0	-	(17)
Income/(loss) before Reorganization Items and Income Taxes	(207)	(4,211)	(271)	(1,292)
Reorganization Items, net	-	-	7	288
Income/(loss) before Income Taxes	(207)	(4,211)	(279)	(1,580)
Income Tax (Benefit)/Provision	1	1,027	-	-
Net Income/(Loss)	$(208)	$(5,238)	$(279)	$(1,580)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Africa Tanker Corporation		Alcesmar Limited
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$297	$7,112
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	-	-	297	7,116
Operating Expenses:
Voyage expenses	-	-	-	7
Vessel expenses	20	123	186	3,736
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	84	2,210
General and administrative	11	337	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,737
Total Operating Expenses	31	460	270	24,691
Income/(loss) from Vessel Operations	(31)	(460)	27	(17,575)
Equity in Income/(loss) of Affiliated Companies	2,371	45,595	-	-
Operating Income/(loss)	2,340	45,134	27	(17,575)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,340	45,134	27	(17,575)
Interest Expense	-	-	-	(8)
Income/(loss) before Reorganization Items and Income Taxes	2,340	45,134	27	(17,583)
Reorganization Items, net	-	-	7	119
Income/(loss) before Income Taxes	2,340	45,134	20	(17,702)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2,340	$45,134	$20	$(17,702)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Alcmar Limited		Alpha Suezmax Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$250	$7,210	$26	$(102)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	-	3	-	14
	250	7,213	26	1,188
Operating Expenses:
Voyage expenses	-	(30)	(71)	185
Vessel expenses	206	4,128	0	423
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	85	1,875	-	133
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,356	-	-
Total Operating Expenses	291	24,329	(70)	2,321
Income/(loss) from Vessel Operations	(41)	(17,116)	96	(1,133)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(41)	(17,116)	96	(1,133)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(41)	(17,116)	96	(1,133)
Interest Expense	-	(8)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(41)	(17,124)	96	(1,133)
Reorganization Items, net	7	119	-	15,492
Income/(loss) before Income Taxes	(49)	(17,243)	96	(16,625)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(49)	$(17,243)	$96	$(16,625)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Alpha Tanker Corporation		Amalia Product Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$(2)	$27	$7,771
Time and bareboat charter revenues	-	-	438	1,921
Voyage charter revenues	-	-	1	15
	-	(2)	466	9,707
Operating Expenses:
Voyage expenses	-	-	19	(213)
Vessel expenses	-	-	182	3,679
Charter hire expenses	-	131	-	-
Depreciation and amortization	-	-	253	5,418
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	131	454	8,884
Income/(loss) from Vessel Operations	-	(133)	13	823
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(133)	13	823
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(133)	13	823
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(133)	13	823
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(133)	13	823
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(133)	$13	$823

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	2,404	-	-
Voyage charter revenues	415	10,772	-	-
	415	13,176	-	-
Operating Expenses:
Voyage expenses	462	5,977	-	(4)
Vessel expenses	318	4,260	-	12
Charter hire expenses	-	-	-	-
Depreciation and amortization	79	1,607	-	-
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	15,735	-	-
Total Operating Expenses	859	27,579	-	8
Income/(loss) from Vessel Operations	(445)	(14,403)	-	(8)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(445)	(14,403)	-	(8)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(445)	(14,403)	-	(8)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(445)	(14,403)	-	(8)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(445)	(14,403)	-	(8)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(445)	$(14,403)	$-	$(8)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Andromar Limited		Antigmar Limited
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$236	$7,095	$(3)	$7,280
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(5)	-	51
	236	7,089	(3)	7,331
Operating Expenses:
Voyage expenses	-	(0)	-	73
Vessel expenses	176	3,724	560	4,005
Charter hire expenses	-	-	-	-
Depreciation and amortization	86	1,950	87	1,742
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,207	-	18,905
Total Operating Expenses	262	24,882	648	24,726
Income/(loss) from Vessel Operations	(26)	(17,793)	(651)	(17,395)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(26)	(17,793)	(651)	(17,395)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(26)	(17,793)	(651)	(17,395)
Interest Expense	-	(8)	-	(8)
Income/(loss) before Reorganization Items and Income Taxes	(26)	(17,801)	(651)	(17,403)
Reorganization Items, net	7	119	7	119
Income/(loss) before Income Taxes	(33)	(17,920)	(658)	(17,522)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(33)	$(17,920)	$(658)	$(17,522)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Aqua Tanker Corporation		Aquarius Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$3	$(4)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4,599
	3	(4)	-	4,599
Operating Expenses:
Voyage expenses	-	-	-	2,695
Vessel expenses	-	-	-	15
Charter hire expenses	-	(203)	-	1,918
Depreciation and amortization	-	-	-	-
General and administrative	-	3	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(200)	-	4,628
Income/(loss) from Vessel Operations	3	196	-	(28)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	3	196	-	(28)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	3	196	-	(28)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	3	196	-	(28)
Reorganization Items, net	-	-	-	2,343
Income/(loss) before Income Taxes	3	196	-	(2,372)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$3	$196	$-	$(2,372)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Ariadmar Limited		Aspro Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$295	$7,482	$-	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	295	7,482	-	(3)
Operating Expenses:
Voyage expenses	-	26	-	-
Vessel expenses	276	3,503	-	-
Charter hire expenses	-	-	-	57
Depreciation and amortization	104	2,053	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,082	-	-
Total Operating Expenses	379	24,664	-	57
Income/(loss) from Vessel Operations	(84)	(17,182)	-	(60)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(84)	(17,182)	-	(60)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(84)	(17,182)	-	(60)
Interest Expense	-	(8)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(84)	(17,190)	-	(60)
Reorganization Items, net	7	119	-	-
Income/(loss) before Income Taxes	(92)	(17,309)	-	(60)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(92)	$(17,309)	$-	$(60)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Atalmar Limited		Athens Product Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	572	17,773	673	18,372
	572	17,773	673	18,372
Operating Expenses:
Voyage expenses	654	10,593	371	9,308
Vessel expenses	240	3,469	171	3,006
Charter hire expenses	-	-	-	-
Depreciation and amortization	98	1,944	136	2,479
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,960	-	-
Total Operating Expenses	992	34,967	678	14,792
Income/(loss) from Vessel Operations	(420)	(17,194)	(5)	3,580
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(420)	(17,194)	(5)	3,580
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(420)	(17,194)	(5)	3,580
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(420)	(17,194)	(5)	3,580
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(420)	(17,194)	(5)	3,580
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(420)	$(17,194)	$(5)	$3,580

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Atlas Chartering Corporation		Aurora Shipping Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$3,459
Time and bareboat charter revenues	-	-	-	2,808
Voyage charter revenues	-	3,975	1,472	7,020
	-	3,975	1,472	13,287
Operating Expenses:
Voyage expenses	-	2,058	978	4,833
Vessel expenses	-	9	257	6,599
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	244	4,399
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	4,050	1,479	15,830
Income/(loss) from Vessel Operations	-	(75)	(7)	(2,543)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(75)	(7)	(2,543)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(75)	(7)	(2,543)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(75)	(7)	(2,543)
Reorganization Items, net	-	4,376	-	-
Income/(loss) before Income Taxes	-	(4,451)	(7)	(2,543)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(4,451)	$(7)	$(2,543)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Avila Tanker Corporation		Batangas Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$(3)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,660	16,864
	-	(3)	1,660	16,864
Operating Expenses:
Voyage expenses	-	-	1,024	10,479
Vessel expenses	-	-	182	2,206
Charter hire expenses	-	(81)	-	-
Depreciation and amortization	-	-	225	2,320
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(81)	1,431	15,006
Income/(loss) from Vessel Operations	-	78	229	1,858
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	78	229	1,858
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	78	229	1,858
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	78	229	1,858
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	78	229	1,858
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$78	$229	$1,858

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$2	$(11)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	2	1,697	-	22
Operating Expenses:
Voyage expenses	-	-	0	(68)
Vessel expenses	(13)	571	(0)	63
Charter hire expenses	-	1,714	-	-
Depreciation and amortization	-	26	-	-
General and administrative	-	1	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(20)
Total Operating Expenses	(13)	2,311	0	(25)
Income/(loss) from Vessel Operations	16	(614)	(0)	47
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	16	(614)	(0)	47
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	16	(614)	(0)	47
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	16	(614)	(0)	47
Reorganization Items, net	-	31,960	-	-
Income/(loss) before Income Taxes	16	(32,574)	(0)	47
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$16	$(32,574)	$(0)	$47

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Cabo Hellas Limited		Cabo Sounion Limited
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	411	6,602	385	6,760
Voyage charter revenues	1	12	6	19
	412	6,614	390	6,779
Operating Expenses:
Voyage expenses	12	180	22	190
Vessel expenses	184	3,923	236	3,935
Charter hire expenses	-	-	-	-
Depreciation and amortization	154	3,441	160	3,616
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,172	-	18,004
Total Operating Expenses	350	24,716	417	25,746
Income/(loss) from Vessel Operations	62	(18,102)	(27)	(18,967)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	62	(18,102)	(27)	(18,967)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	62	(18,102)	(27)	(18,967)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	62	(18,102)	(27)	(18,967)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	62	(18,102)	(27)	(18,967)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$62	$(18,102)	$(27)	$(18,967)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Caribbean Tanker Corporation		Carina Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$(5)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	943	17,149	-	4,818
	943	17,143	-	4,818
Operating Expenses:
Voyage expenses	418	8,777	1	2,105
Vessel expenses	193	5,533	-	14
Charter hire expenses	-	-	-	2,146
Depreciation and amortization	50	1,296	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,385	-	-
Total Operating Expenses	661	32,991	1	4,265
Income/(loss) from Vessel Operations	282	(15,847)	(1)	553
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	282	(15,847)	(1)	553
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	282	(15,847)	(1)	553
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	282	(15,847)	(1)	553
Reorganization Items, net	-	-	-	4,102
Income/(loss) before Income Taxes	282	(15,847)	(1)	(3,549)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$282	$(15,847)	$(1)	$(3,549)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Carl Product Corporation		Concept Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$26	$(9)	$306	$7,817
Time and bareboat charter revenues	445	7,345	-	-
Voyage charter revenues	4	14	-	-
	475	7,350	306	7,817
Operating Expenses:
Voyage expenses	28	(178)	-	21
Vessel expenses	249	3,491	4	88
Charter hire expenses	-	-	416	7,692
Depreciation and amortization	253	5,344	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	531	8,657	420	7,801
Income/(loss) from Vessel Operations	(55)	(1,307)	(115)	15
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(55)	(1,307)	(115)	15
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(55)	(1,307)	(115)	15
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(55)	(1,307)	(115)	15
Reorganization Items, net	-	-	-	1,943
Income/(loss) before Income Taxes	(55)	(1,307)	(115)	(1,927)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(55)	$(1,307)	$(115)	$(1,927)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Crown Tanker Corporation		Delphina Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$39	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	39	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	0	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	0	-	-
Income/(loss) from Vessel Operations	-	39	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	39	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	39	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	39	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	39	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$39	$-	$-

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Delta Aframax Corporation		DHT Ania Aframax Corp.
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$6	$(70)	$-	$(5)
Time and bareboat charter revenues	-	6,163	-	-
Voyage charter revenues	1,218	3,200	-	-
	1,224	9,293	-	(5)
Operating Expenses:
Voyage expenses	856	2,856	-	-
Vessel expenses	270	4,952	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	155	3,412	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	24,359	-	-
Total Operating Expenses	1,282	35,580	-	-
Income/(loss) from Vessel Operations	(58)	(26,286)	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(58)	(26,286)	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(58)	(26,286)	-	(5)
Interest Expense	-	(34)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(58)	(26,320)	-	(5)
Reorganization Items, net	21	427	-	(12)
Income/(loss) before Income Taxes	(79)	(26,747)	-	7
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(79)	$(26,747)	$-	$7

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$586	$7	$219
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	586	7	219
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	-	3	-	(4)
Charter hire expenses	-	1,615	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	1,719	-	984
Income/(loss) from Vessel Operations	-	(1,133)	7	(765)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(1,133)	7	(765)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(1,133)	7	(765)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(1,133)	7	(765)
Reorganization Items, net	-	(119)	-	(12)
Income/(loss) before Income Taxes	-	(1,014)	7	(752)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(1,014)	$7	$(752)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$43	$-	$(6)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	43	-	(6)
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	-	(6)	-	(0)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(6)	-	(0)
Income/(loss) from Vessel Operations	-	48	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	48	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	48	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	48	-	(5)
Reorganization Items, net	-	144	-	-
Income/(loss) before Income Taxes	-	(96)	-	(5)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(96)	$-	$(5)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$(22)	$6	$(84)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(22)	6	(84)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	0	-	16
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	0	-	13
Income/(loss) from Vessel Operations	-	(22)	6	(97)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(22)	6	(97)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(22)	6	(97)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(22)	6	(97)
Reorganization Items, net	-	258	-	17
Income/(loss) before Income Taxes	-	(280)	6	(114)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(280)	$6	$(114)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Dignity Chartering Corporation		Edindun Shipping Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$29	$379	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(14)	-	-
	29	365	-	-
Operating Expenses:
Voyage expenses	(1)	16	-	-
Vessel expenses	4	361	-	-
Charter hire expenses	-	1,059	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	2	1,504	-	-
Income/(loss) from Vessel Operations	27	(1,139)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	27	(1,139)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	27	(1,139)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	27	(1,139)	-	-
Reorganization Items, net	-	34,442	-	-
Income/(loss) before Income Taxes	27	(35,581)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$27	$(35,581)	$-	$-

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$2,012	$-	$1,947
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,762	16,267	423	12,646
	1,762	18,278	423	14,593
Operating Expenses:
Voyage expenses	1,503	10,642	240	8,110
Vessel expenses	258	4,353	505	4,363
Charter hire expenses	-	-	-	-
Depreciation and amortization	139	2,540	130	3,317
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	24,905
Total Operating Expenses	1,900	17,536	875	40,695
Income/(loss) from Vessel Operations	(138)	742	(452)	(26,103)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(138)	742	(452)	(26,103)
Other Income/(expense)	-	-	(2)	(24)
Income/(loss) before Interest Expense and Income Taxes	(138)	742	(455)	(26,126)
Interest Expense	-	-	-	(29)
Income/(loss) before Reorganization Items and Income Taxes	(138)	742	(455)	(26,155)
Reorganization Items, net	-	-	21	426
Income/(loss) before Income Taxes	(138)	742	(476)	(26,581)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(138)	$742	$(476)	$(26,581)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	First Chemical Carrier Corporation		First LPG Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	3,888	148	139
Voyage charter revenues	-	-	-	-
	-	3,888	148	139
Operating Expenses:
Voyage expenses	-	56	-	-
Vessel expenses	-	46	-	0
Charter hire expenses	-	2,976	-	(8)
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3,078	-	(8)
Income/(loss) from Vessel Operations	-	810	148	147
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	810	148	147
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	810	148	147
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	810	148	147
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	810	148	147
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$810	$148	$147

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$373	$8,500	$-	$(4)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	12	(36)	15,632
	373	8,512	(36)	15,627
Operating Expenses:
Voyage expenses	70	819	6	9,396
Vessel expenses	305	6,022	24	3,825
Charter hire expenses	-	-	-	-
Depreciation and amortization	163	3,238	-	1,510
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,903	-	14,211
Total Operating Expenses	537	26,981	30	28,943
Income/(loss) from Vessel Operations	(164)	(18,469)	(66)	(13,315)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(164)	(18,469)	(66)	(13,315)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(164)	(18,469)	(66)	(13,315)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(164)	(18,469)	(66)	(13,315)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(164)	(18,469)	(66)	(13,315)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(164)	$(18,469)	$(66)	$(13,315)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Front President Inc.		Goldmar Limited
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$531	$13,414	$585	$10,246
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	1
	531	13,414	585	10,247
Operating Expenses:
Voyage expenses	(8)	497	-	10
Vessel expenses	179	4,537	248	4,056
Charter hire expenses	-	-	-	-
Depreciation and amortization	368	6,680	161	3,615
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(0)	-	16,753
Total Operating Expenses	539	11,715	409	24,435
Income/(loss) from Vessel Operations	(9)	1,699	176	(14,188)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(9)	1,699	176	(14,188)
Other Income/(expense)	(2)	(34)	-	-
Income/(loss) before Interest Expense and Income Taxes	(11)	1,666	176	(14,188)
Interest Expense	-	(53)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(11)	1,612	176	(14,188)
Reorganization Items, net	(12)	636	-	-
Income/(loss) before Income Taxes	1	977	176	(14,188)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1	$977	$176	$(14,188)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	GPC Aframax Corporation		Grace Chartering Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$7	$907	$-	$1,555
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	7	907	-	1,555
Operating Expenses:
Voyage expenses	-	25	-	6
Vessel expenses	-	881	-	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	4	117	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	4	2,811	-	1,626
Income/(loss) from Vessel Operations	3	(1,904)	-	(71)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	3	(1,904)	-	(71)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	3	(1,904)	-	(71)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	3	(1,904)	-	(71)
Reorganization Items, net	-	21,847	-	881
Income/(loss) before Income Taxes	3	(23,751)	-	(953)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$3	$(23,751)	$-	$(953)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	International Seaways, Inc.		Jademar Limited
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$(0)	$14,653	$593	$10,536
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	5,750	98,399	1	12
	5,749	113,051	594	10,548
Operating Expenses:
Voyage expenses	3,641	62,259	1	26
Vessel expenses	328	5,420	232	3,600
Charter hire expenses	1,789	40,243	-	-
Depreciation and amortization	89	715	158	3,668
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	1	-	17,729
Total Operating Expenses	5,847	108,639	390	25,024
Income/(loss) from Vessel Operations	(97)	4,413	203	(14,476)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(97)	4,413	203	(14,476)
Other Income/(expense)	-	2	-	-
Income/(loss) before Interest Expense and Income Taxes	(97)	4,415	203	(14,476)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(97)	4,415	203	(14,476)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(97)	4,415	203	(14,476)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(97)	$4,415	$203	$(14,476)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	(61)	-	-
Voyage charter revenues	-	-	-	-
	-	(61)	-	-
Operating Expenses:
Voyage expenses	1	12	-	-
Vessel expenses	2	(7)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(110)	-	-
Total Operating Expenses	2	(105)	-	-
Income/(loss) from Vessel Operations	(2)	43	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	43	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(2)	43	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2)	43	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(2)	43	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(2)	$43	$-	$-

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	467	16,107	571	16,845
	467	16,107	571	16,845
Operating Expenses:
Voyage expenses	453	9,393	506	9,048
Vessel expenses	195	3,422	195	3,227
Charter hire expenses	194	4,247	-	-
Depreciation and amortization	29	560	122	2,187
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	870	17,622	823	14,462
Income/(loss) from Vessel Operations	(403)	(1,515)	(252)	2,384
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(403)	(1,515)	(252)	2,384
Other Income/(expense)	-	-	-	8
Income/(loss) before Interest Expense and Income Taxes	(403)	(1,515)	(252)	2,392
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(403)	(1,515)	(252)	2,392
Reorganization Items, net	-	14,130	-	-
Income/(loss) before Income Taxes	(403)	(15,645)	(252)	2,392
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(403)	$(15,645)	$(252)	$2,392

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Leo Tanker Corporation		Leyte Product Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$500	$8,046
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	4,696	6	3,417
	-	4,696	506	11,463
Operating Expenses:
Voyage expenses	-	2,836	7	1,379
Vessel expenses	-	18	274	3,458
Charter hire expenses	-	2,213	-	-
Depreciation and amortization	-	-	149	3,180
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	19,022
Total Operating Expenses	-	5,067	430	27,039
Income/(loss) from Vessel Operations	-	(371)	76	(15,576)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(371)	76	(15,576)
Other Income/(expense)	-	-	(0)	(4)
Income/(loss) before Interest Expense and Income Taxes	-	(371)	76	(15,580)
Interest Expense	-	-	(5)	(14)
Income/(loss) before Reorganization Items and Income Taxes	-	(371)	71	(15,594)
Reorganization Items, net	-	2,416	7	286
Income/(loss) before Income Taxes	-	(2,787)	64	(15,880)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(2,787)	$64	$(15,880)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Limar Charter Corporation		Luxmar Product Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	255	-	-
Voyage charter revenues	-	1,757	630	15,575
	-	2,012	630	15,575
Operating Expenses:
Voyage expenses	-	834	350	9,039
Vessel expenses	0	354	219	4,094
Charter hire expenses	-	776	-	-
Depreciation and amortization	-	437	92	1,975
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	16,941
Total Operating Expenses	0	2,402	661	32,048
Income/(loss) from Vessel Operations	(0)	(390)	(30)	(16,474)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(390)	(30)	(16,474)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(390)	(30)	(16,474)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(390)	(30)	(16,474)
Reorganization Items, net	-	7,625	-	-
Income/(loss) before Income Taxes	(0)	(8,014)	(30)	(16,474)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(8,014)	$(30)	$(16,474)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Luxmar Tanker LLC		Majestic Tankers Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$591	$8,591
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	591	8,591
Operating Expenses:
Voyage expenses	0	(27)	72	957
Vessel expenses	-	170	350	6,909
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	179	3,593
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20,232
Total Operating Expenses	0	144	601	31,690
Income/(loss) from Vessel Operations	(0)	(144)	(10)	(23,099)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(144)	(10)	(23,099)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(144)	(10)	(23,099)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(144)	(10)	(23,099)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(0)	(144)	(10)	(23,099)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(144)	$(10)	$(23,099)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Oak Tanker Corporation		Maremar Product Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$353	$11,123	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	353	11,126	-	-
Operating Expenses:
Voyage expenses	39	422	-	-
Vessel expenses	200	4,169	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	292	7,474	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	61,052	-	-
Total Operating Expenses	532	73,118	-	(3)
Income/(loss) from Vessel Operations	(179)	(61,991)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(179)	(61,991)	-	3
Other Income/(expense)	(3)	(46)	-	-
Income/(loss) before Interest Expense and Income Taxes	(182)	(62,038)	-	3
Interest Expense	-	(67)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(182)	(62,105)	-	3
Reorganization Items, net	21	1,388	-	-
Income/(loss) before Income Taxes	(203)	(63,493)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(203)	$(63,493)	$-	$3

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Maremar Tanker LLC		Marilyn Vessel Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	171	1,763	-	-
Voyage charter revenues	-	5,816	-	-
	171	7,579	-	-
Operating Expenses:
Voyage expenses	9	3,662	-	-
Vessel expenses	(3)	1,874	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	46	1,337	-	-
General and administrative	-	5	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,057	-	-
Total Operating Expenses	52	22,934	-	-
Income/(loss) from Vessel Operations	119	(15,355)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	119	(15,355)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	119	(15,355)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	119	(15,355)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	119	(15,355)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$119	$(15,355)	$-	$-

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	984	18,008	-	-
	984	18,008	-	-
Operating Expenses:
Voyage expenses	325	8,819	-	-
Vessel expenses	182	3,083	13	26
Charter hire expenses	-	-	-	-
Depreciation and amortization	140	2,542	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	647	14,445	13	26
Income/(loss) from Vessel Operations	337	3,563	(13)	(26)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	337	3,563	(13)	(26)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	337	3,563	(13)	(26)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	337	3,563	(13)	(26)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	337	3,563	(13)	(26)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$337	$3,563	$(13)	$(26)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Mykonos Tanker LLC		Nedimar Charter Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,378	28,159	-	894
	1,378	28,159	-	894
Operating Expenses:
Voyage expenses	542	11,045	-	455
Vessel expenses	283	5,917	(9)	444
Charter hire expenses	-	-	-	609
Depreciation and amortization	173	3,141	-	172
General and administrative	16	299	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19	-	-
Total Operating Expenses	1,014	20,421	(9)	1,680
Income/(loss) from Vessel Operations	364	7,739	9	(786)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	364	7,739	9	(786)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	364	7,739	9	(786)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	364	7,739	9	(786)
Reorganization Items, net	-	-	-	5,852
Income/(loss) before Income Taxes	364	7,739	9	(6,638)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$364	$7,739	$9	$(6,638)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$773	$12,782	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	773	12,782	-	-
Operating Expenses:
Voyage expenses	19	620	-	-
Vessel expenses	310	4,200	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	278	7,403	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	62,874	-	-
Total Operating Expenses	607	75,098	-	-
Income/(loss) from Vessel Operations	165	(62,316)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	165	(62,316)	-	-
Other Income/(expense)	(2)	(31)	-	-
Income/(loss) before Interest Expense and Income Taxes	163	(62,348)	-	-
Interest Expense	-	(65)	-	-
Income/(loss) before Reorganization Items and Income Taxes	163	(62,413)	-	-
Reorganization Items, net	21	1,374	-	-
Income/(loss) before Income Taxes	142	(63,787)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$142	$(63,787)	$-	$-

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Oceania Tanker Corporation		OSG 192 LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$796	$-	$-
Time and bareboat charter revenues	-	-	915	14,270
Voyage charter revenues	-	-	-	35
	-	796	915	14,305
Operating Expenses:
Voyage expenses	-	310	13	216
Vessel expenses	93	2,665	33	777
Charter hire expenses	-	-	-	-
Depreciation and amortization	155	3,045	175	3,816
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31,352	-	-
Total Operating Expenses	248	37,372	221	4,809
Income/(loss) from Vessel Operations	(248)	(36,576)	693	9,496
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(248)	(36,576)	693	9,496
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(248)	(36,576)	693	9,496
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(248)	(36,576)	693	9,496
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(248)	(36,576)	693	9,496
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(248)	$(36,576)	$693	$9,496

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG 209 LLC		OSG 214 LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	958	15,594	930	15,233
Voyage charter revenues	4	164	94	1,105
	962	15,758	1,024	16,339
Operating Expenses:
Voyage expenses	15	313	125	1,346
Vessel expenses	48	742	62	965
Charter hire expenses	-	-	-	-
Depreciation and amortization	187	3,408	133	4,184
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	250	4,463	320	6,495
Income/(loss) from Vessel Operations	712	11,295	704	9,843
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	712	11,295	704	9,843
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	712	11,295	704	9,843
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	712	11,295	704	9,843
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	712	11,295	704	9,843
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$712	$11,295	$704	$9,843

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG 215 Corporation		OSG 242 LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,395	24,479
Voyage charter revenues	-	-	4	983
	-	-	1,399	25,462
Operating Expenses:
Voyage expenses	-	-	19	694
Vessel expenses	-	-	39	770
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	166	3,739
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	225	5,203
Income/(loss) from Vessel Operations	-	-	1,174	20,259
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,174	20,259
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,174	20,259
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,174	20,259
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	1,174	20,259
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$1,174	$20,259

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG 243 LLC		OSG 244 LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,364	19,428	971	15,719
Voyage charter revenues	18	5,918	36	348
	1,382	25,346	1,007	16,067
Operating Expenses:
Voyage expenses	18	2,479	13	217
Vessel expenses	57	900	24	634
Charter hire expenses	-	-	-	-
Depreciation and amortization	246	4,452	244	4,757
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	322	7,831	281	5,608
Income/(loss) from Vessel Operations	1,060	17,515	726	10,458
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,060	17,515	726	10,458
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,060	17,515	726	10,458
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,060	17,515	726	10,458
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,060	17,515	726	10,458
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,060	$17,515	$726	$10,458

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG 252 LLC		OSG 254 LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,054	16,200	1,054	9,761
Voyage charter revenues	53	4,686	-	8,419
	1,107	20,886	1,054	18,180
Operating Expenses:
Voyage expenses	16	1,461	16	269
Vessel expenses	33	887	50	940
Charter hire expenses	-	-	-	-
Depreciation and amortization	160	4,082	270	5,015
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	209	6,430	335	6,225
Income/(loss) from Vessel Operations	898	14,456	719	11,955
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	898	14,456	719	11,955
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	898	14,456	719	11,955
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	898	14,456	719	11,955
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	898	14,456	719	11,955
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$898	$14,456	$719	$11,955

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG 300 LLC		OSG 400 LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(226)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(226)
Income/(loss) from Vessel Operations	-	-	-	226
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	226
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	226
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	226
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	226
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$226

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG America L.P.		OSG America LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	1
Net Income/(Loss)	$-	$-	$-	$(1)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	100	-	-
	-	100	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	2	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	7,117	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	383	7,119	-	-
Income/(loss) from Vessel Operations	(383)	(7,019)	-	-
Equity in Income/(loss) of Affiliated Companies	-	6,489	-	-
Operating Income/(loss)	(383)	(531)	-	-
Other Income/(expense)	36	390	-	-
Income/(loss) before Interest Expense and Income Taxes	(347)	(140)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(347)	(140)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(347)	(140)	-	-
Income Tax (Benefit)/Provision	-	1	-	-
Net Income/(Loss)	$(347)	$(141)	$-	$-

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Clean Products International, Inc.		OSG Columbia LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	264	4,287
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	36	1,255
General and administrative	-	-	8	127
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	308	5,669
Income/(loss) from Vessel Operations	-	-	(308)	(5,669)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(308)	(5,669)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(308)	(5,669)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(308)	(5,669)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(308)	(5,669)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(308)	$(5,669)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Constitution LLC		OSG Courageous LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(0)	3	288	4,366
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	84	1,466
General and administrative	-	-	8	131
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(0)	3	380	5,963
Income/(loss) from Vessel Operations	0	(3)	(380)	(5,963)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(3)	(380)	(5,963)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(3)	(380)	(5,963)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(3)	(380)	(5,963)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	0	(3)	(380)	(5,963)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$(3)	$(380)	$(5,963)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	4,810	84,692	-	-
	4,810	84,692	-	-
Operating Expenses:
Voyage expenses	860	14,432	-	-
Vessel expenses	1,172	19,244	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,140	20,598	-	-
General and administrative	25	426	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(956)
Total Operating Expenses	3,197	54,701	-	(956)
Income/(loss) from Vessel Operations	1,613	29,991	-	956
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,613	29,991	-	956
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,613	29,991	-	956
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,613	29,991	-	956
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,613	29,991	-	956
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,613	$29,991	$-	$956

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Endeavor LLC		OSG Endurance LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	2
Vessel expenses	-	-	284	4,099
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	86	1,551
General and administrative	-	-	7	123
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	72	-	-
Total Operating Expenses	-	72	377	5,775
Income/(loss) from Vessel Operations	-	(72)	(377)	(5,775)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(72)	(377)	(5,775)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(72)	(377)	(5,775)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(72)	(377)	(5,775)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(72)	(377)	(5,775)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(72)	$(377)	$(5,775)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Enterprise LLC		OSG Financial Corp.
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	(1)	-	-
Vessel expenses	288	4,471	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	25	1,947	-	-
General and administrative	8	124	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	320	6,541	-	-
Income/(loss) from Vessel Operations	(320)	(6,541)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(320)	(6,541)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(320)	(6,541)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(320)	(6,541)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(320)	(6,541)	-	(174)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(320)	$(6,541)	$-	$(174)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Freedom LLC		OSG Honour LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	17	272	4,321
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	60	1,105
General and administrative	-	-	8	130
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	709	-	-
Total Operating Expenses	-	1,016	340	5,556
Income/(loss) from Vessel Operations	-	(1,016)	(340)	(5,556)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(1,016)	(340)	(5,556)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(1,016)	(340)	(5,556)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(1,016)	(340)	(5,556)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(1,016)	(340)	(5,556)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(1,016)	$(340)	$(5,556)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Independence LLC		OSG Intrepid LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	257	4,205	281	4,400
Charter hire expenses	-	-	-	-
Depreciation and amortization	62	1,268	79	1,589
General and administrative	8	125	7	129
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	327	5,606	367	6,118
Income/(loss) from Vessel Operations	(327)	(5,606)	(367)	(6,118)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(327)	(5,606)	(367)	(6,118)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(327)	(5,606)	(367)	(6,118)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(327)	(5,606)	(367)	(6,118)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(327)	(5,606)	(367)	(6,118)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(327)	$(5,606)	$(367)	$(6,118)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Liberty LLC		OSG Lightering LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	4,736	119,751
	-	-	4,736	119,751
Operating Expenses:
Voyage expenses	-	-	2,404	70,823
Vessel expenses	-	(9)	7	161
Charter hire expenses	-	-	1,294	40,797
Depreciation and amortization	-	-	60	2,192
General and administrative	-	-	286	4,607
Goodwill and intangible assets impairment charge	-	-	-	14,726
(Gain)/loss on disposal of vessels, including impairments	-	-	-	470
Total Operating Expenses	-	(9)	4,052	133,778
Income/(loss) from Vessel Operations	-	9	684	(14,027)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	9	684	(14,027)
Other Income/(expense)	-	-	2	19
Income/(loss) before Interest Expense and Income Taxes	-	9	686	(14,008)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	9	686	(14,008)
Reorganization Items, net	-	-	-	(60)
Income/(loss) before Income Taxes	-	9	686	(13,948)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$9	$686	$(13,948)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	1,567
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	1,567
Income/(loss) from Vessel Operations	-	-	-	(1,567)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(1,567)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(1,567)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(1,567)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(1,567)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(1,567)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Mariner LLC		OSG Maritrans Parent LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	106
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	72	-	-
Total Operating Expenses	-	72	6	106
Income/(loss) from Vessel Operations	-	(72)	(6)	(106)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(72)	(6)	(106)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(72)	(6)	(106)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(72)	(6)	(106)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(72)	(6)	(106)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(72)	$(6)	$(106)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Navigator LLC		OSG New York, Inc.
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$41	$9,341
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4,034
	-	-	41	13,375
Operating Expenses:
Voyage expenses	-	-	(150)	2,167
Vessel expenses	266	4,233	0	137
Charter hire expenses	-	-	38	12,916
Depreciation and amortization	31	1,154	-	-
General and administrative	8	129	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	305	5,517	(112)	15,220
Income/(loss) from Vessel Operations	(305)	(5,517)	153	(1,845)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(305)	(5,517)	153	(1,845)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(305)	(5,517)	153	(1,845)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(305)	(5,517)	153	(1,845)
Reorganization Items, net	-	-	-	306
Income/(loss) before Income Taxes	(305)	(5,517)	153	(2,151)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(305)	$(5,517)	$153	$(2,151)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Product Tankers, LLC		OSG Quest LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	41
Total Operating Expenses	-	-	-	41
Income/(loss) from Vessel Operations	-	-	-	(41)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(41)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(41)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(41)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(41)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(41)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Seafarer LLC		OSG Ship Management, Inc.
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	123	3,986
General and administrative	-	-	4,340	55,271
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(0)	4,463	59,257
Income/(loss) from Vessel Operations	-	0	(4,463)	(59,257)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(4,463)	(59,257)
Other Income/(expense)	-	-	-	36
Income/(loss) before Interest Expense and Income Taxes	-	0	(4,463)	(59,221)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(4,463)	(59,221)
Reorganization Items, net	-	-	5	2,283
Income/(loss) before Income Taxes	-	0	(4,468)	(61,503)
Income Tax (Benefit)/Provision	-	-	-	2
Net Income/(Loss)	$-	$0	$(4,468)	$(61,506)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	OSG Valour LLC		Overseas Allegiance Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Overseas Anacortes LLC		Overseas Boston LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	2,015	34,730	1,790	28,975
Voyage charter revenues	3	33	-	60
	2,018	34,763	1,790	29,035
Operating Expenses:
Voyage expenses	28	468	26	435
Vessel expenses	555	10,311	667	10,804
Charter hire expenses	785	14,457	773	14,212
Depreciation and amortization	31	345	52	900
General and administrative	17	310	18	316
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,416	25,891	1,536	26,667
Income/(loss) from Vessel Operations	602	8,872	254	2,368
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	602	8,872	254	2,368
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	602	8,872	254	2,368
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	602	8,872	254	2,368
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	602	8,872	254	2,368
Income Tax (Benefit)/Provision	-	22	-	7
Net Income/(Loss)	$602	$8,850	$254	$2,362

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Overseas Diligence LLC		Overseas Galena Bay LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	2	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$2	$-	$-

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Overseas Houston LLC		Overseas Integrity LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,542	26,641	-	-
Voyage charter revenues	-	-	-	-
	1,542	26,641	-	-
Operating Expenses:
Voyage expenses	6	111	-	-
Vessel expenses	574	10,299	-	(3)
Charter hire expenses	735	13,567	-	-
Depreciation and amortization	63	1,149	-	-
General and administrative	17	314	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,395	25,440	-	(3)
Income/(loss) from Vessel Operations	147	1,201	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	147	1,201	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	147	1,201	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	147	1,201	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	147	1,201	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$147	$1,201	$-	$3

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Overseas Long Beach LLC		Overseas Los Angeles LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,457	26,391	1,457	26,311
Voyage charter revenues	-	-	-	7
	1,457	26,391	1,457	26,318
Operating Expenses:
Voyage expenses	12	223	12	226
Vessel expenses	579	10,242	569	10,564
Charter hire expenses	736	13,526	739	13,588
Depreciation and amortization	45	818	42	769
General and administrative	18	310	17	312
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,389	25,120	1,379	25,459
Income/(loss) from Vessel Operations	68	1,271	78	858
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	68	1,271	78	858
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	68	1,271	78	858
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	68	1,271	78	858
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	68	1,271	78	858
Income Tax (Benefit)/Provision	-	1	-	1
Net Income/(Loss)	$68	$1,270	$78	$857

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Overseas Martinez LLC		Overseas New Orleans LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,790	30,955	-	-
Voyage charter revenues	-	61	-	-
	1,790	31,016	-	-
Operating Expenses:
Voyage expenses	26	463	-	-
Vessel expenses	601	10,953	-	5
Charter hire expenses	784	14,294	-	-
Depreciation and amortization	29	579	-	-
General and administrative	17	316	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,457	26,606	-	5
Income/(loss) from Vessel Operations	333	4,410	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	333	4,410	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	333	4,410	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	333	4,410	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	333	4,410	-	(5)
Income Tax (Benefit)/Provision	-	7	-	-
Net Income/(Loss)	$333	$4,404	$-	$(5)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Overseas New York LLC		Overseas Nikiski LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	25,397	1,651	27,768
Voyage charter revenues	-	-	-	66
	1,449	25,397	1,651	27,834
Operating Expenses:
Voyage expenses	6	106	22	430
Vessel expenses	521	10,153	657	11,353
Charter hire expenses	742	13,664	774	14,235
Depreciation and amortization	37	715	43	1,118
General and administrative	17	312	17	317
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,323	24,950	1,513	27,455
Income/(loss) from Vessel Operations	126	447	138	379
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	126	447	138	379
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	126	447	138	379
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	126	447	138	379
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	126	447	138	379
Income Tax (Benefit)/Provision	-	-	-	7
Net Income/(Loss)	$126	$447	$138	$372

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	3
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	3
Income/(loss) from Vessel Operations	-	-	-	(3)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(3)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(3)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(3)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(3)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(3)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	(0)	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	9	-	-
Income/(loss) from Vessel Operations	-	(9)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(9)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(9)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(9)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(9)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(9)	$-	$-

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,548	79,944
Voyage charter revenues	-	-	-	47
	-	-	4,548	79,991
Operating Expenses:
Voyage expenses	-	-	34	638
Vessel expenses	-	3	1,215	21,044
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	927	16,714
General and administrative	-	-	36	633
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	2,212	39,029
Income/(loss) from Vessel Operations	-	(3)	2,336	40,962
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,336	40,962
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,336	40,962
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,336	40,962
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	2,336	40,962
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$2,336	$40,962

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Overseas Tampa LLC		Overseas Texas City LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,709	34,541	2,015	34,783
Voyage charter revenues	-	71	-	24
	1,709	34,612	2,015	34,808
Operating Expenses:
Voyage expenses	21	503	25	481
Vessel expenses	818	10,706	540	10,651
Charter hire expenses	811	14,786	747	13,613
Depreciation and amortization	2	40	39	624
General and administrative	17	315	17	313
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,669	26,350	1,369	25,681
Income/(loss) from Vessel Operations	40	8,262	646	9,126
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	40	8,262	646	9,126
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	40	8,262	646	9,126
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	40	8,262	646	9,126
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	40	8,262	646	9,126
Income Tax (Benefit)/Provision	-	13	-	-
Net Income/(Loss)	$40	$8,249	$646	$9,126

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Pearlmar Limited		Petromar Limited
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$584	$10,562	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	19	732	14,496
	584	10,581	732	14,496
Operating Expenses:
Voyage expenses	-	16	454	8,392
Vessel expenses	218	4,229	290	4,092
Charter hire expenses	-	-	-	-
Depreciation and amortization	163	3,743	78	1,577
General and administrative	-	0	3	1,134
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,346	-	14,775
Total Operating Expenses	381	25,334	825	29,970
Income/(loss) from Vessel Operations	202	(14,754)	(94)	(15,474)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	202	(14,754)	(94)	(15,474)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	202	(14,754)	(94)	(15,474)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	202	(14,754)	(94)	(15,474)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	202	(14,754)	(94)	(15,474)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$202	$(14,754)	$(94)	$(15,474)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Pisces Tanker Corporation		Polaris Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3,940	(1)	3,821
	-	3,940	(1)	3,821
Operating Expenses:
Voyage expenses	-	2,381	-	2,370
Vessel expenses	-	26	-	16
Charter hire expenses	-	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	4,758	-	4,382
Income/(loss) from Vessel Operations	-	(818)	(1)	(560)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(818)	(1)	(560)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(818)	(1)	(560)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(818)	(1)	(560)
Reorganization Items, net	-	5,816	-	5,570
Income/(loss) before Income Taxes	-	(6,634)	(1)	(6,130)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(6,634)	$(1)	$(6,130)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Queens Product Tanker Corporation		Reymar Limited
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$49	$6,172
Time and bareboat charter revenues	-	-	434	1,991
Voyage charter revenues	-	9	1	20
	-	9	484	8,182
Operating Expenses:
Voyage expenses	-	3	9	(460)
Vessel expenses	(0)	70	324	4,813
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	160	3,331
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	15,911
Total Operating Expenses	(0)	73	494	23,595
Income/(loss) from Vessel Operations	0	(65)	(10)	(15,413)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(65)	(10)	(15,413)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(65)	(10)	(15,413)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(65)	(10)	(15,413)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	0	(65)	(10)	(15,413)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$(65)	$(10)	$(15,413)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Rich Tanker Corporation		Rimar Chartering Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	262	14,630	-	982
	262	15,086	-	982
Operating Expenses:
Voyage expenses	553	8,691	(5)	489
Vessel expenses	4	114	(21)	289
Charter hire expenses	426	7,721	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	984	16,527	(27)	1,484
Income/(loss) from Vessel Operations	(721)	(1,441)	27	(502)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(721)	(1,441)	27	(502)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(721)	(1,441)	27	(502)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(721)	(1,441)	27	(502)
Reorganization Items, net	-	2,159	-	8,825
Income/(loss) before Income Taxes	(721)	(3,600)	27	(9,327)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(721)	$(3,600)	$27	$(9,327)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Rosalyn Tanker Corporation		Rosemar Limited
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$747	$10,972	$-	$-
Time and bareboat charter revenues	-	-	411	6,628
Voyage charter revenues	-	(1)	1	16
	747	10,972	412	6,644
Operating Expenses:
Voyage expenses	7	335	12	182
Vessel expenses	217	5,468	183	4,701
Charter hire expenses	-	-	-	-
Depreciation and amortization	263	4,464	156	3,657
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,026
Total Operating Expenses	486	10,267	350	26,567
Income/(loss) from Vessel Operations	261	705	62	(19,923)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	261	705	62	(19,923)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	261	705	62	(19,923)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	261	705	62	(19,923)
Reorganization Items, net	7	53	-	-
Income/(loss) before Income Taxes	254	652	62	(19,923)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$254	$652	$62	$(19,923)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Rubymar Limited		Sakura Transport Corp.
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$295	$9,806
Time and bareboat charter revenues	261	4,711	-	-
Voyage charter revenues	-	-	-	-
	261	4,711	295	9,806
Operating Expenses:
Voyage expenses	-	(10)	4	473
Vessel expenses	1	63	267	6,380
Charter hire expenses	-	-	-	-
Depreciation and amortization	156	3,539	278	5,192
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,563	-	-
Total Operating Expenses	156	20,156	549	12,046
Income/(loss) from Vessel Operations	105	(15,445)	(254)	(2,240)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	105	(15,445)	(254)	(2,240)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	105	(15,445)	(254)	(2,240)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	105	(15,445)	(254)	(2,240)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	105	(15,445)	(254)	(2,240)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$105	$(15,445)	$(254)	$(2,240)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Samar Product Tanker Corporation		Santorini Tanker LLC
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	348	7,312	-	-
Voyage charter revenues	4	6	1,426	25,569
	353	7,318	1,426	25,569
Operating Expenses:
Voyage expenses	10	222	669	9,877
Vessel expenses	286	3,339	363	6,497
Charter hire expenses	-	-	-	-
Depreciation and amortization	144	3,161	166	3,112
General and administrative	-	0	18	295
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,279	-	-
Total Operating Expenses	440	26,002	1,215	19,781
Income/(loss) from Vessel Operations	(88)	(18,684)	211	5,788
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(88)	(18,684)	211	5,788
Other Income/(expense)	(0)	(3)	-	-
Income/(loss) before Interest Expense and Income Taxes	(88)	(18,687)	211	5,788
Interest Expense	(5)	(14)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(93)	(18,702)	211	5,788
Reorganization Items, net	7	286	-	-
Income/(loss) before Income Taxes	(100)	(18,988)	211	5,788
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(100)	$(18,988)	$211	$5,788

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$525	$-	$2,051
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	921	12,794	1,328	15,953
	921	13,320	1,328	18,005
Operating Expenses:
Voyage expenses	610	7,549	990	10,215
Vessel expenses	167	2,775	258	4,452
Charter hire expenses	194	3,325	-	-
Depreciation and amortization	17	308	143	2,605
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	988	13,958	1,390	17,272
Income/(loss) from Vessel Operations	(67)	(638)	(63)	733
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(67)	(638)	(63)	733
Other Income/(expense)	-	(13)	-	-
Income/(loss) before Interest Expense and Income Taxes	(67)	(651)	(63)	733
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(67)	(651)	(63)	733
Reorganization Items, net	-	15,145	-	-
Income/(loss) before Income Taxes	(67)	(15,797)	(63)	733
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(67)	$(15,797)	$(63)	$733

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Shirley Tanker SRL		Sifnos Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$2,004	$314	$7,470
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	316	14,441	-	-
	316	16,445	314	7,470
Operating Expenses:
Voyage expenses	580	9,571	-	20
Vessel expenses	312	5,225	174	3,640
Charter hire expenses	-	-	194	4,247
Depreciation and amortization	327	5,807	33	455
General and administrative	0	79	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,218	20,681	401	8,363
Income/(loss) from Vessel Operations	(902)	(4,236)	(87)	(893)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(902)	(4,236)	(87)	(893)
Other Income/(expense)	-	0	-	(13)
Income/(loss) before Interest Expense and Income Taxes	(902)	(4,236)	(87)	(906)
Interest Expense	-	(15)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(902)	(4,251)	(87)	(906)
Reorganization Items, net	7	245	-	13,781
Income/(loss) before Income Taxes	(909)	(4,496)	(87)	(14,688)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(909)	$(4,496)	$(87)	$(14,688)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Silvermar Limited		Sixth Aframax Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$596	$10,324	$-	$857
Time and bareboat charter revenues	-	-	-	1,886
Voyage charter revenues	4	17	1,727	16,164
	600	10,341	1,727	18,907
Operating Expenses:
Voyage expenses	4	20	1,311	10,580
Vessel expenses	168	3,344	289	4,732
Charter hire expenses	-	-	-	-
Depreciation and amortization	164	3,684	151	2,602
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,981	-	-
Total Operating Expenses	336	24,030	1,751	17,915
Income/(loss) from Vessel Operations	264	(13,689)	(24)	992
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	264	(13,689)	(24)	992
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	264	(13,689)	(24)	992
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	264	(13,689)	(24)	992
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	264	(13,689)	(24)	992
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$264	$(13,689)	$(24)	$992

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Skopelos Product Tanker Corporation		Star Chartering Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	465	8,008
Voyage charter revenues	672	17,898	-	-
	672	17,898	465	8,008
Operating Expenses:
Voyage expenses	641	11,200	-	-
Vessel expenses	213	3,457	2	46
Charter hire expenses	-	-	465	8,009
Depreciation and amortization	113	2,040	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	968	16,698	467	8,055
Income/(loss) from Vessel Operations	(296)	1,200	(2)	(47)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(296)	1,200	(2)	(47)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(296)	1,200	(2)	(47)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(296)	1,200	(2)	(47)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(296)	1,200	(2)	(47)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(296)	$1,200	$(2)	$(47)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$132	$10,864	$27	$1,398
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	8,101	-	7
	132	18,965	27	1,406
Operating Expenses:
Voyage expenses	8	5,310	23	(306)
Vessel expenses	2	133	0	543
Charter hire expenses	1	16,577	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	58	1,410	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	69	23,430	23	2,000
Income/(loss) from Vessel Operations	63	(4,465)	4	(595)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	63	(4,465)	4	(595)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	63	(4,465)	4	(595)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	63	(4,465)	4	(595)
Reorganization Items, net	-	-	-	36,040
Income/(loss) before Income Taxes	63	(4,465)	4	(36,634)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$63	$(4,465)	$4	$(36,634)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Third United Shipping Corporation		Tokyo Transport Corp.
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$299	$13,253
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	299	13,253
Operating Expenses:
Voyage expenses	-	-	27	456
Vessel expenses	-	-	385	5,359
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	269	4,985
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	681	10,801
Income/(loss) from Vessel Operations	-	-	(382)	2,452
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(382)	2,452
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(382)	2,452
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(382)	2,452
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(382)	2,452
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(382)	$2,452

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Transbulk Carriers, Inc.		Troy Chartering Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$2	$1,208
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	2	1,220
Operating Expenses:
Voyage expenses	-	-	(7)	42
Vessel expenses	-	-	0	462
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	-	1
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	(7)	2,215
Income/(loss) from Vessel Operations	-	-	9	(996)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	9	(996)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	9	(996)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	9	(996)
Reorganization Items, net	-	-	-	37,194
Income/(loss) before Income Taxes	-	-	9	(38,189)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$9	$(38,189)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Troy Product Corporation		Urban Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$309	$7,830
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	309	7,822
Operating Expenses:
Voyage expenses	-	-	(1)	(27)
Vessel expenses	-	-	4	112
Charter hire expenses	-	-	426	7,818
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	430	7,903
Income/(loss) from Vessel Operations	-	-	(121)	(81)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(121)	(81)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(121)	(81)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(121)	(81)
Reorganization Items, net	-	-	-	4,083
Income/(loss) before Income Taxes	-	-	(121)	(4,164)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(121)	$(4,164)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Vega Tanker Corporation		View Tanker Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$39
Time and bareboat charter revenues	-	-	3	4,689
Voyage charter revenues	-	-	992	6,423
	-	-	994	11,151
Operating Expenses:
Voyage expenses	-	-	611	3,575
Vessel expenses	(1)	79	4	112
Charter hire expenses	-	-	426	7,344
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	52
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(1)	79	1,041	11,083
Income/(loss) from Vessel Operations	1	(79)	(47)	68
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	(79)	(47)	68
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	(79)	(47)	68
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	(79)	(47)	68
Reorganization Items, net	-	-	-	3,104
Income/(loss) before Income Taxes	1	(79)	(47)	(3,037)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1	$(79)	$(47)	$(3,037)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	3,803
	-	-	-	3,803
Operating Expenses:
Voyage expenses	-	-	-	1,981
Vessel expenses	-	-	-	8
Charter hire expenses	-	-	-	1,831
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	3,820
Income/(loss) from Vessel Operations	-	-	-	(17)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(17)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(17)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(17)
Reorganization Items, net	-	-	-	4,357
Income/(loss) before Income Taxes	-	-	-	(4,373)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(4,373)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Wind Aframax Tanker Corporation		Combined Debtors
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$9,214	$269,377
Time and bareboat charter revenues	-	-	33,983	585,769
Voyage charter revenues	-	-	38,220	765,358
	-	-	81,416	1,620,504
Operating Expenses:
Voyage expenses	-	-	23,527	413,863
Vessel expenses	-	(0)	23,594	414,147
Charter hire expenses	-	10	13,487	333,994
Depreciation and amortization	-	-	13,263	269,944
General and administrative	-	-	5,906	110,439
Goodwill and intangible assets impairment charge	-	-	-	16,293
(Gain)/loss on disposal of vessels, including impairments	-	-	-	643,111
Total Operating Expenses	-	10	79,777	2,201,790
Income/(loss) from Vessel Operations	-	(10)	1,639	(581,286)
Equity in Income/(loss) of Affiliated Companies	-	-	3,283	62,553
Operating Income/(loss)	-	(10)	4,923	(518,734)
Other Income/(expense)	-	-	(1,166)	(26,419)
Income/(loss) before Interest Expense and Income Taxes	-	(10)	3,756	(545,153)
Interest Expense	-	-	(10)	(348)
Income/(loss) before Reorganization Items and Income Taxes	-	(10)	3,746	(545,501)
Reorganization Items, net	-	-	11,902	418,103
Income/(loss) before Income Taxes	-	(10)	(8,156)	(963,604)
Income Tax (Benefit)/Provision	-	-	558	(18,096)
Net Income/(Loss)	$-	$(10)	$(8,714)	$(945,508)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Eliminations		Consolidated Debtors
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$-	$(1,554)	$9,214	$267,823
Time and bareboat charter revenues	-	(9,756)	33,983	576,013
Voyage charter revenues	-	-	38,220	765,358
	-	(11,310)	81,416	1,609,194
Operating Expenses:
Voyage expenses	-	-	23,527	413,863
Vessel expenses	-	-	23,594	414,147
Charter hire expenses	-	(11,310)	13,487	322,684
Depreciation and amortization	-	-	13,263	269,944
General and administrative	-	-	5,906	110,439
Goodwill and intangible assets impairment charge	-	-	-	16,293
(Gain)/loss on disposal of vessels, including impairments	-	-	-	643,111
Total Operating Expenses	-	(11,310)	79,776	2,190,480
Income/(loss) from Vessel Operations	-	-	1,640	(581,286)
Equity in Income/(loss) of Affiliated Companies	-	-	3,283	62,552
Operating Income/(loss)	-	-	4,924	(518,735)
Other Income/(expense)	-	-	(1,166)	(26,419)
Income/(loss) before Interest Expense and Income Taxes	-	-	3,757	(545,154)
Interest Expense	-	-	(10)	(349)
Income/(loss) before Reorganization Items and Income Taxes	-	-	3,747	(545,503)
Reorganization Items, net	-	-	11,902	418,103
Income/(loss) before Income Taxes	-	-	(8,155)	(963,606)
Income Tax (Benefit)/Provision	-	-	558	(18,096)
Net Income/(Loss)	$-	$-	$(8,713)	$(945,510)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Total Non-Debtors		Eliminations
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$5	$175	$-	$-
Time and bareboat charter revenues	-	117	-	-
Voyage charter revenues	-	(167)	-	-
	5	125	-	-
Operating Expenses:
Voyage expenses	(4)	(415)	-	-
Vessel expenses	54	321	-	-
Charter hire expenses	-	334	-	-
Depreciation and amortization	(120)	(1,230)	-	-
General and administrative	3,109	48,283	-	-
Goodwill and intangible assets impairment charge	-	(79)	-	-
(Gain)/loss on disposal of vessels, including impairments	(13)	70	-	-
Total Operating Expenses	3,025	47,285	-	-
Income/(loss) from Vessel Operations	(3,020)	(47,160)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(3,020)	(47,160)	-	-
Other Income/(expense)	1,224	27,757	-	-
Income/(loss) before Interest Expense and Income Taxes	(1,796)	(19,403)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1,796)	(19,403)	-	-
Reorganization Items, net	-	0	-	-
Income/(loss) before Income Taxes	(1,796)	(19,403)	-	-
Income Tax (Benefit)/Provision	37	4,163	-	-
Net Income/(Loss)	$(1,833)	$(23,566)	$-	$-

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2014 and November 14, 2012 - May 31, 2014

	Consolidated Overseas Shipholding Group, Inc.
(000's)	May 1 - 31, 2014	November 14, 2012 - May 31, 2014

Shipping Revenues:

Pool revenues	$9,219	$267,998
Time and bareboat charter revenues	33,983	576,130
Voyage charter revenues	38,220	765,191
	81,422	1,609,320
Operating Expenses:
Voyage expenses	23,523	413,449
Vessel expenses	23,647	414,467
Charter hire expenses	13,487	323,018
Depreciation and amortization	13,143	268,714
General and administrative	9,015	158,722
Goodwill and intangible assets impairment charge	-	16,214
(Gain)/loss on disposal of vessels, including impairments	(13)	643,181
Total Operating Expenses	82,802	2,237,765
Income/(loss) from Vessel Operations	(1,380)	(628,446)
Equity in Income/(loss) of Affiliated Companies	3,283	62,552
Operating Income/(loss)	1,903	(565,895)
Other Income/(expense)	57	1,337
Income/(loss) before Interest Expense and Income Taxes	1,960	(564,556)
Interest Expense	(10)	(348)
Income/(loss) before Reorganization Items and Income Taxes	1,950	(564,905)
Reorganization Items, net	11,902	418,103
Income/(loss) before Income Taxes	(9,952)	(983,008)
Income Tax (Benefit)/Provision	595	(13,933)
Net Income/(Loss)	$(10,547)	$(969,075)

Preliminary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$143,142	$3,986	$156,212	$46,300	$15,434	$-	$-	$-	$-
Voyage receivables	530	-	(990)	(756)	-	-	2,611	4,377	-	-
Other receivables, including income taxes recoverable	5,011	11,681	13,363	826	746	37	27	8	(1)	(1)
Inventory	-	-	-	-	-	-	-	2,491	-	-
Prepaid expenses and other current assets	16,696	7,042	(133)	5	-	-	75	250	18	158
Total Current Assets	342,364	161,865	16,227	156,287	47,046	15,471	2,713	7,126	18	157
Vessels and other property, less accumulated depreciation	-	-	-	1,065	-	-	50,585	46,514	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,518	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	1,065	-	-	52,797	48,032	-	-
Investments in Affiliated Companies	38	453	(2,998)	39,355	-	-	-	-	231,376	281,385
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	277,025	180,732	174,951	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	352,780	339,231	339,233	986,889	986,888	16,336	16,336	259,313	259,313
Pre-petition Intercompany receivables from non-debtors	10,840	10,345	1,487,388	1,498,820	4,045	4,045	-	-	4,350	4,350
Post-petition intercompany receivables from non-debtors	-	525	-	22,421	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	29,318	-	51,363	-	42,229	-	-	-	-
Other Assets	0	9,173	6	340	237	523	21	(91)	-	-
Total Assets	$1,767,945	$1,657,483	$4,057,090	$4,320,347	$2,550,477	$2,561,416	$71,867	$71,404	$495,057	$545,206

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	281,167	-	204	55	1,723	1,150	443	-	-
Total Current Liabilities Not Subject to Compromise	8,019	281,167	-	204	55	1,723	1,150	443	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	80,790	-	53,860	-	504	-	-
Post-petition intercompany payables to non-debtors	-	-	-	62,638	-	5	-	824	-	-
Post-petition intercompany payables to other debtors	-	16,049	-	213,197	-	9,447	-	1,669	-	385
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	724,132	407,252	-	-	-	-	-	-	43	-
Total Liabilities Not Subject to Compromise	732,151	704,468	-	356,829	55	65,035	1,150	3,439	43	385

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,549	50,033	33	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,165	59,165	28,127	28,120	17	17
Pre-petition intercompany payables to other debtors	29,734	44,070	1,932,666	1,954,310	1,079,806	1,079,614	-	-	39	39
Other liabilities	2,018,557	2,022,640	509	771	2,210	3,675	47,035	45,474	-	-
Total Liabilities Subject to Compromise	2,060,968	2,079,387	2,478,631	2,425,371	1,191,215	1,142,488	75,161	73,594	56	56

Total Liabilities	2,793,118	2,783,855	2,478,631	2,782,200	1,191,270	1,207,523	76,311	77,033	99	441
(Deficit)/Equity:
Total Equity/(Deficit)	(1,025,174)	(1,126,372)	1,578,459	1,538,147	1,359,207	1,353,893	(4,444)	(5,629)	494,959	544,765
Total Liabilities and (Deficit)/Equity	$1,767,945	$1,657,483	$4,057,090	$4,320,347	$2,550,477	$2,561,416	$71,867	$71,404	$495,057	$545,206

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,547	1,267	153	1,183	2,957	48	(62)	(64)	2,562	1,488
Other receivables, including income taxes recoverable	11	46	(24)	48	2,741	-	131	-	6	(26)
Inventory	-	-	-	-	-	-	-	-	38	-
Prepaid expenses and other current assets	21	81	21	95	528	-	-	-	388	114
Total Current Assets	1,579	1,394	150	1,325	6,226	48	69	(64)	2,995	1,576
Vessels and other property, less accumulated depreciation	34,822	14,696	34,750	14,985	228	-	-	-	51,954	47,264
Deferred drydock expenditures, net	674	879	401	886	1,800	-	-	-	1,747	1,019
Total Vessels, Deferred Drydock and Other Property	35,496	15,575	35,151	15,871	2,028	-	-	-	53,701	48,283
Investments in Affiliated Companies	300	300	600	300	-	-	-	-	601	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,930	3,930	7,926	7,926	6,502	6,502	157	157	6,826	6,826
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	14	14	481	481	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,633	-	1,558	-	4,988	-	-	-	8,701
Other Assets	(13)	(14)	0	(7)	55	-	-	-	(1)	(1)
Total Assets	$41,292	$23,818	$43,827	$26,973	$14,825	$11,552	$707	$573	$64,121	$65,385

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	44	55	708	92	116	19	-	-	41	482
Total Current Liabilities Not Subject to Compromise	44	55	708	92	116	19	-	-	41	482

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	374	-	1,162	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	44	429	708	1,254	116	19	-	-	41	482

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,818	6,818	7,706	7,706	26,898	26,898	-	-	6,322	6,322
Pre-petition intercompany payables to other debtors	238	238	222	222	2,722	2,722	147	147	3	3
Other liabilities	19,883	19,726	19,883	19,726	-	13,450	-	-	-	-
Total Liabilities Subject to Compromise	26,940	26,783	27,811	27,654	29,620	43,070	147	147	6,325	6,325

Total Liabilities	26,984	27,212	28,519	28,908	29,736	43,089	147	147	6,366	6,807
(Deficit)/Equity:
Total Equity/(Deficit)	14,308	(3,394)	15,308	(1,936)	(14,912)	(31,537)	560	427	57,755	58,579
Total Liabilities and (Deficit)/Equity	$41,292	$23,818	$43,827	$26,973	$14,825	$11,552	$707	$573	$64,121	$65,385

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation		Andromar Limited		Antigmar Limited		Aqua Tanker Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,417	921	(22)	-	1,480	1,465	270	1,017	455	451
Other receivables, including income taxes recoverable	14	82	-	-	20	180	(27)	8	3,779	4,038
Inventory	318	592	-	-	-	-	484	-	-	-
Prepaid expenses and other current assets	21	89	1,071	-	23	99	21	84	4,651	4,651
Total Current Assets	1,769	1,684	1,049	-	1,523	1,744	748	1,109	8,884	9,140
Vessels and other property, less accumulated depreciation	26,361	9,613	-	-	35,473	14,884	35,287	15,014	-	-
Deferred drydock expenditures, net	1,657	1,063	-	-	534	963	395	150	-	-
Total Vessels, Deferred Drydock and Other Property	28,018	10,675	-	-	36,006	15,846	35,682	15,164	-	-
Investments in Affiliated Companies	-	-	-	-	600	300	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	16,108	16,108	102	102	14,837	14,837	15,228	15,228	199	199
Pre-petition Intercompany receivables from non-debtors	-	-	783	783	1	1	-	-	440	440
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,733	-	1,317	-	2,960	-	2,857	-	-
Other Assets	33	(1)	-	(281)	(20)	(15)	(24)	-	-	-
Total Assets	$45,929	$32,199	$1,934	$1,922	$52,947	$35,672	$52,233	$34,958	$9,523	$9,779

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	374	1,048	4	-	928	389	469	466	57	113
Total Current Liabilities Not Subject to Compromise	374	1,048	4	-	928	389	469	466	57	113

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	1,341	-	473	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	3
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	374	1,048	4	-	928	1,731	469	939	57	116

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17,078	17,078	-	-	16,388	16,388	17,540	17,540	1,979	1,979
Pre-petition intercompany payables to other debtors	335	335	840	840	226	226	241	241	18	18
Other liabilities	-	-	-	-	19,883	19,726	19,950	19,726	-	-
Total Liabilities Subject to Compromise	17,413	17,413	840	840	36,498	36,340	37,731	37,507	1,997	1,997

Total Liabilities	17,787	18,461	844	840	37,426	38,071	38,200	38,446	2,053	2,113
(Deficit)/Equity:
Total Equity/(Deficit)	28,142	13,739	1,090	1,082	15,521	(2,399)	14,033	(3,488)	7,470	7,666
Total Liabilities and (Deficit)/Equity	$45,929	$32,199	$1,934	$1,922	$52,947	$35,672	$52,233	$34,958	$9,523	$9,779

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,193	-	1,578	1,316	330	326	1,936	1,596	1,699	1,232
Other receivables, including income taxes recoverable	15	-	6	(8)	26	-	2	(1)	(4)	61
Inventory	150	-	-	-	-	-	182	435	323	514
Prepaid expenses and other current assets	273	-	29	85	31	-	23	86	19	99
Total Current Assets	2,631	-	1,612	1,393	386	326	2,143	2,116	2,037	1,907
Vessels and other property, less accumulated depreciation	-	-	35,133	14,707	-	-	35,037	14,731	41,872	39,393
Deferred drydock expenditures, net	-	-	762	104	-	-	726	224	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,895	14,811	-	-	35,762	14,955	41,872	39,393
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,515	19,515	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,126	-	4,298	-	-	-	3,507	-	6,275
Other Assets	-	-	(37)	-	-	-	(114)	-	2	-
Total Assets	$22,146	$21,641	$42,631	$25,662	$2,130	$2,070	$50,976	$33,762	$43,926	$47,590

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	478	1	42	97	-	-	571	551	63	147
Total Current Liabilities Not Subject to Compromise	478	1	42	97	-	-	571	551	63	147

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	442	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	478	1	42	540	-	-	571	551	63	147

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,009	23,009	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	-	-	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	-	2,343	19,883	19,726	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,009	25,352	28,093	27,936	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	23,487	25,353	28,135	28,475	1,193	1,193	10,616	10,596	42,851	42,935
(Deficit)/Equity:
Total Equity/(Deficit)	(1,340)	(3,712)	14,496	(2,813)	936	876	40,360	23,166	1,075	4,655
Total Liabilities and (Deficit)/Equity	$22,146	$21,641	$42,631	$25,662	$2,130	$2,070	$50,976	$33,762	$43,926	$47,590

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation		Beta Aframax Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	-	3,187	2,349	171	168	-	3,013	697	446
Other receivables, including income taxes recoverable	-	-	28	42	(53)	-	-	86	13	-
Inventory	433	-	-	3,315	-	-	-	1,309	-	-
Prepaid expenses and other current assets	605	-	96	294	221	-	-	118	44	-
Total Current Assets	1,941	-	3,311	6,000	339	168	-	4,526	753	446
Vessels and other property, less accumulated depreciation	-	-	38,944	35,750	-	-	59,564	69,875	141	-
Deferred drydock expenditures, net	-	-	1,486	688	-	-	-	-	65	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	36,438	-	-	59,564	69,875	206	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063	10,281	9,741
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,797	-	-	-	-	-	-	-	-
Other Assets	(9)	-	(37)	(3)	-	-	-	5	105	-
Total Assets	$24,241	$24,106	$56,032	$54,763	$1,611	$1,440	$81,926	$96,767	$11,345	$10,187

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	(0)	321	392	249	-	-	2,386	609	-
Total Current Liabilities Not Subject to Compromise	59	(0)	321	392	249	-	-	2,386	609	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1,204	-	-	-	10,598	-	347
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(854)	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	(0)	321	1,596	249	-	-	12,984	(245)	347

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592	-	-
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229	15,430	15,430
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5	341	341
Other liabilities	-	4,375	-	-	-	-	-	-	-	30,823
Total Liabilities Subject to Compromise	25,746	30,121	6,460	6,460	1,208	1,208	81,826	81,826	15,771	46,594

Total Liabilities	25,805	30,121	6,782	8,057	1,457	1,208	81,826	94,810	15,526	46,941
(Deficit)/Equity:
Total Equity/(Deficit)	(1,564)	(6,015)	49,250	46,707	154	231	100	1,957	(4,181)	(36,754)
Total Liabilities and (Deficit)/Equity	$24,241	$24,106	$56,032	$54,763	$1,611	$1,440	$81,926	$96,767	$11,345	$10,187

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	710	-	195	0	205	5	887	1,519	908	-
Other receivables, including income taxes recoverable	(3)	-	22	15	(9)	34	908	(9)	-	-
Inventory	-	-	-	-	-	-	344	753	752	-
Prepaid expenses and other current assets	-	-	47	102	33	124	54	165	3	-
Total Current Assets	707	-	264	117	230	163	2,194	2,429	1,662	-
Vessels and other property, less accumulated depreciation	-	-	36,005	16,448	37,294	17,122	22,147	5,043	-	-
Deferred drydock expenditures, net	-	-	358	1,609	306	1,484	789	604	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	36,364	18,057	37,600	18,605	22,935	5,647	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,827	2,827	26,270	26,270	27,240	27,240	28,974	28,974	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	453	-	481	-	-	-	2,150	-	2,218
Other Assets	(3)	(1)	-	-	(41)	-	14	(22)	-	-
Total Assets	$28,802	$28,550	$62,901	$44,929	$65,032	$46,011	$54,135	$39,195	$20,251	$20,807

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	279	-	461	591	489	265	651	289	19	24
Total Current Liabilities Not Subject to Compromise	279	-	461	591	489	265	651	289	19	24

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	171	-	1,288	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	279	-	461	591	489	436	651	1,576	19	24

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	370	370	3,342	3,342	2,979	2,979	20,445	20,445	24,230	24,230
Pre-petition intercompany payables to other debtors	47,640	47,620	17,008	17,008	17,774	17,774	3,073	3,073	-	-
Other liabilities	-	-	-	-	-	-	-	-	-	4,100
Total Liabilities Subject to Compromise	48,010	47,990	20,350	20,350	20,753	20,753	23,518	23,518	24,230	28,330

Total Liabilities	48,289	47,990	20,811	20,941	21,242	21,189	24,169	25,094	24,249	28,354
(Deficit)/Equity:
Total Equity/(Deficit)	(19,488)	(19,441)	42,091	23,988	43,790	24,823	29,966	14,101	(3,998)	(7,547)
Total Liabilities and (Deficit)/Equity	$28,802	$28,550	$62,901	$44,929	$65,032	$46,011	$54,135	$39,195	$20,251	$20,807

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	2,622	61	1,991	1,332	90	-	-	-	758	1,381
Other receivables, including income taxes recoverable	11	5	-	-	-	-	-	-	4	106
Inventory	-	-	-	-	-	-	-	-	-	1,244
Prepaid expenses and other current assets	33	117	241	352	-	-	-	-	42	148
Total Current Assets	2,667	183	2,232	1,683	90	-	-	-	805	2,880
Vessels and other property, less accumulated depreciation	51,896	47,331	-	-	-	-	-	-	56,274	28,759
Deferred drydock expenditures, net	1,873	1,110	-	-	-	-	-	-	43	1,375
Total Vessels, Deferred Drydock and Other Property	53,768	48,441	-	-	-	-	-	-	56,317	30,134
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	7,467	-	855	-	129	-	-	-	843
Other Assets	(58)	68	-	-	-	-	-	-	(47)	(133)
Total Assets	$63,377	$62,546	$10,027	$10,333	$522	$560	$-	$-	$60,949	$37,597

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	578	-	-	-	-	-	-	660	718
Total Current Liabilities Not Subject to Compromise	102	578	-	-	-	-	-	-	660	718

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	4,737
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	493	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	578	493	-	-	-	-	-	660	5,456

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,649
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2
Other liabilities	-	-	-	2,726	10	10	-	-	36,791	35,394
Total Liabilities Subject to Compromise	6,330	6,330	11,523	14,249	111	111	-	-	44,446	43,045

Total Liabilities	6,431	6,908	12,015	14,249	111	111	-	-	45,105	48,500
(Deficit)/Equity:
Total Equity/(Deficit)	56,946	55,638	(1,989)	(3,916)	410	449	-	-	15,844	(10,903)
Total Liabilities and (Deficit)/Equity	$63,377	$62,546	$10,027	$10,333	$522	$560	$-	$-	$60,949	$37,597

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	DHT Ania Aframax Corp.		DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(40)	-	3,455	34	1,711	279	2,422	25	243	237
Other receivables, including income taxes recoverable	(15)	-	687	-	883	-	44	-	373	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(60)	-	579	-	409	-	479	-	-	-
Total Current Assets	(115)	-	4,721	34	3,003	279	2,945	25	616	237
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,477	1,477	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	119	119	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	3,080	-	1,135	-	2,733	-	51
Other Assets	-	-	(1)	-	(5)	-	-	-	51	-
Total Assets	$1,481	$1,596	$37,873	$36,266	$17,655	$16,071	$30,772	$30,585	$2,608	$2,229

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	285	-	-	-	100	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	285	-	-	-	100	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	59	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	59	285	-	-	-	100	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,337	1,341	28,300	27,613	18,440	17,564	22,718	22,394	1,046	673
Pre-petition intercompany payables to other debtors	-	-	-	-	1	1	955	955	835	835
Other liabilities	-	45	-	380	-	44	-	334	-	-
Total Liabilities Subject to Compromise	1,337	1,387	28,300	27,993	18,441	17,609	23,673	23,683	1,881	1,508

Total Liabilities	1,337	1,446	28,585	27,993	18,441	17,609	23,773	23,683	1,881	1,508
(Deficit)/Equity:
Total Equity/(Deficit)	144	150	9,288	8,274	(786)	(1,539)	6,999	6,903	727	721
Total Liabilities and (Deficit)/Equity	$1,481	$1,596	$37,873	$36,266	$17,655	$16,071	$30,772	$30,585	$2,608	$2,229

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	8	581	267	3,016	54	-	-	1,427	2,882
Other receivables, including income taxes recoverable	750	-	865	-	8	-	-	-	33	6
Inventory	-	-	-	-	-	-	-	-	-	906
Prepaid expenses and other current assets	-	-	(31)	-	511	-	-	-	46	141
Total Current Assets	1,997	8	1,415	267	3,534	54	-	-	1,506	3,935
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-	23,283	21,369
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-	1,671	1,045
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-	24,954	22,414
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-	7,170	7,170
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,214	-	199	-	2,195	-	-	-	2,440
Other Assets	-	-	0	-	26	23	-	-	85	88
Total Assets	$15,262	$14,487	$11,965	$11,017	$14,624	$11,432	$-	$-	$33,715	$36,048

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	-	162	-	-	-	119	1,710
Total Current Liabilities Not Subject to Compromise	-	-	7	-	162	-	-	-	119	1,710

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	-	162	-	-	-	119	1,710

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	15,769	12,505	11,677	26,406	26,407	-	-	32,826	32,826
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-	7	7
Other liabilities	-	213	-	-	-	32,550	-	-	-	(0)
Total Liabilities Subject to Compromise	16,475	15,982	12,505	11,677	26,407	58,957	-	-	32,833	32,833

Total Liabilities	16,475	15,982	12,512	11,677	26,569	58,957	-	-	32,952	34,543
(Deficit)/Equity:
Total Equity/(Deficit)	(1,213)	(1,495)	(547)	(661)	(11,944)	(47,526)	-	-	763	1,505
Total Liabilities and (Deficit)/Equity	$15,262	$14,487	$11,965	$11,017	$14,624	$11,432	$-	$-	$33,715	$36,048

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation		First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,703	1,721	22	19	287	39	2,635	3,519	924	358
Other receivables, including income taxes recoverable	73	6	-	-	0	(36)	7	4	53	2
Inventory	-	398	-	-	(0)	-	-	-	893	-
Prepaid expenses and other current assets	42	133	335	3	0	-	107	352	216	3
Total Current Assets	1,819	2,259	357	22	288	3	2,749	3,875	2,086	362
Vessels and other property, less accumulated depreciation	56,928	28,932	-	-	-	-	38,368	19,764	21,167	-
Deferred drydock expenditures, net	-	308	-	-	-	-	2,032	496	1,676	-
Total Vessels, Deferred Drydock and Other Property	56,928	29,240	-	-	-	-	40,401	20,261	22,843	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,383	2,383	5,755	5,755	7,053	7,053	21,750	21,750	30,407	30,407
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	117	117	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,226	-	-	-	-	-	856	-	13,255
Other Assets	108	41	-	-	-	-	421	(3)	107	9
Total Assets	$61,238	$35,148	$6,113	$5,777	$7,341	$7,056	$65,438	$46,856	$55,442	$44,033

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	423	945	2,054	0	995	376	525	378	65	91
Total Current Liabilities Not Subject to Compromise	423	945	2,054	0	995	376	525	378	65	91

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	746	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	621	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	908	-	187	-	-	-	1,557
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	423	2,312	2,054	908	995	562	525	378	65	1,648

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,606	7,606	8,117	8,117	5,815	5,815	11,373	11,407	22,491	22,528
Pre-petition intercompany payables to other debtors	34	34	-	-	-	-	10	10	3,432	3,432
Other liabilities	36,792	35,394	-	-	-	-	-	-	-	307
Total Liabilities Subject to Compromise	44,432	43,034	8,117	8,117	5,815	5,815	11,383	11,417	25,923	26,267

Total Liabilities	44,854	45,346	10,170	9,025	6,810	6,377	11,908	11,795	25,988	27,915
(Deficit)/Equity:
Total Equity/(Deficit)	16,383	(10,198)	(4,058)	(3,247)	531	678	53,530	35,060	29,454	16,118
Total Liabilities and (Deficit)/Equity	$61,238	$35,148	$6,113	$5,777	$7,341	$7,056	$65,438	$46,856	$55,442	$44,033

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,991	3,803	2,099	2,817	1,818	126	1,564	(8)	5,877	11,308
Other receivables, including income taxes recoverable	179	17	0	31	25	2	-	-	75	(15)
Inventory	-	-	-	-	-	-	-	-	-	6,805
Prepaid expenses and other current assets	90	225	33	111	470	-	242	-	917	1,325
Total Current Assets	3,261	4,046	2,132	2,959	2,312	128	1,806	(8)	6,869	19,423
Vessels and other property, less accumulated depreciation	105,641	99,356	34,252	14,492	77	77	-	-	-	-
Deferred drydock expenditures, net	-	133	1,546	1,217	16	-	-	-	-	536
Total Vessels, Deferred Drydock and Other Property	105,641	99,489	35,798	15,710	93	77	-	-	-	536
Investments in Affiliated Companies	-	-	641	641	-	-	300	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486	15,356	15,356
Pre-petition Intercompany receivables from non-debtors	0	0	8	8	9,871	9,871	2	2	49	49
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,837	-	5,173	-	19	-	2,041	-	7,746
Other Assets	61	-	67	-	(185)	(43)	-	-	-	(54)
Total Assets	$174,942	$174,351	$57,955	$43,798	$13,551	$11,512	$8,594	$8,520	$22,274	$43,056

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	239	179	39	75	224	7	-	-	5	9,645
Total Current Liabilities Not Subject to Compromise	239	179	39	75	224	7	-	-	5	9,645

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	771	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	350	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	6,585
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	(1,626)	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	142
Total Liabilities Not Subject to Compromise	239	1,300	39	75	(1,402)	7	-	-	5	16,372

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511	21,891	21,891
Pre-petition intercompany payables to other debtors	3	3	11,659	11,659	1	1	-	-	7,825	7,825
Other liabilities	68,723	66,094	-	-	-	20,304	-	879	0	-
Total Liabilities Subject to Compromise	81,150	78,520	17,158	17,158	21,857	42,161	9,511	10,391	29,716	29,716

Total Liabilities	81,389	79,820	17,198	17,234	20,455	42,168	9,511	10,391	29,721	46,089
(Deficit)/Equity:
Total Equity/(Deficit)	93,553	94,530	40,757	26,564	(6,905)	(30,656)	(918)	(1,870)	(7,448)	(3,033)
Total Liabilities and (Deficit)/Equity	$174,942	$174,351	$57,955	$43,798	$13,551	$11,512	$8,594	$8,520	$22,274	$43,056

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,067	3,177	-	-	-	-	2,143	1,699	1,368	1,112
Other receivables, including income taxes recoverable	21	(28)	(19)	-	-	-	21	19	42	69
Inventory	-	-	-	-	-	-	524	578	216	491
Prepaid expenses and other current assets	29	96	0	-	-	-	240	291	263	104
Total Current Assets	2,116	3,246	(19)	-	-	-	2,928	2,587	1,889	1,775
Vessels and other property, less accumulated depreciation	35,721	14,847	-	-	-	-	982	709	35,080	32,923
Deferred drydock expenditures, net	1,321	902	-	-	-	-	164	693	-	84
Total Vessels, Deferred Drydock and Other Property	37,042	15,749	-	-	-	-	1,146	1,402	35,080	33,007
Investments in Affiliated Companies	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	6,035	-	-	-	-	-	-	-	4,761
Other Assets	(34)	-	(198)	4	-	-	(22)	(1)	(20)	-
Total Assets	$78,326	$64,233	$27,112	$27,333	$10,114	$10,114	$17,441	$17,377	$55,771	$58,366

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	53	436	56	81	-	-	719	186	99	302
Total Current Liabilities Not Subject to Compromise	53	436	56	81	-	-	719	186	99	302

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	152	-	-	-	1,984	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	53	436	56	234	-	-	719	2,170	99	302

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	-	-	-	-	14,130	-	-
Total Liabilities Subject to Compromise	38,453	38,453	5,558	5,558	8,114	8,114	23,418	37,548	15,205	15,205

Total Liabilities	38,506	38,889	5,614	5,792	8,114	8,114	24,137	39,718	15,304	15,507
(Deficit)/Equity:
Total Equity/(Deficit)	39,820	25,344	21,498	21,541	2,000	2,000	(6,696)	(22,341)	40,468	42,859
Total Liabilities and (Deficit)/Equity	$78,326	$64,233	$27,112	$27,333	$10,114	$10,114	$17,441	$17,377	$55,771	$58,366

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	-	2,668	3,139	812	-	410	736	0	-
Other receivables, including income taxes recoverable	-	-	23	4	27	-	-	109	12	-
Inventory	259	-	479	-	206	-	52	645	-	-
Prepaid expenses and other current assets	273	-	27	131	246	-	(9)	94	-	-
Total Current Assets	3,397	-	3,198	3,275	1,290	-	454	1,583	12	-
Vessels and other property, less accumulated depreciation	-	-	55,430	33,266	199	-	23,904	6,205	-	-
Deferred drydock expenditures, net	-	-	-	86	3,322	-	482	646	0	-
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	33,352	3,521	-	24,386	6,851	0	-
Investments in Affiliated Companies	-	-	-	925	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,288	-	4,061	-	263	-	314	-	-
Other Assets	-	-	30	(9)	(26)	-	-	(18)	13	66
Total Assets	$22,868	$21,759	$65,649	$48,595	$13,253	$8,731	$48,847	$32,737	$56,818	$56,858

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	1	1,398	154	1,021	313	636	999	121	51
Total Current Liabilities Not Subject to Compromise	745	1	1,398	154	1,021	313	636	999	121	51

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	516	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	253
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	60	-	-	-	-	-
Total Liabilities Not Subject to Compromise	745	1	1,398	808	2,053	313	636	999	121	305

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784
Other liabilities	-	2,421	41,435	40,867	-	5,232	-	-	-	-
Total Liabilities Subject to Compromise	23,812	26,233	66,734	66,166	26,423	31,655	35,612	35,612	32,351	32,351

Total Liabilities	24,557	26,234	68,131	66,973	28,476	31,968	36,248	36,611	32,472	32,656
(Deficit)/Equity:
Total Equity/(Deficit)	(1,689)	(4,476)	(2,482)	(18,379)	(15,223)	(23,237)	12,600	(3,874)	24,346	24,202
Total Liabilities and (Deficit)/Equity	$22,868	$21,759	$65,649	$48,595	$13,253	$8,731	$48,847	$32,737	$56,818	$56,858

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,926	3,880	(430)	3,524	-	-	3,112	161	-	-
Other receivables, including income taxes recoverable	21	58	86	205	-	-	427	-	-	-
Inventory	-	-	-	-	-	-	198	-	-	-
Prepaid expenses and other current assets	86	275	62	247	-	-	36	4	-	-
Total Current Assets	3,032	4,213	(282)	3,978	-	-	3,772	165	-	-
Vessels and other property, less accumulated depreciation	40,698	18,874	141,583	73,056	-	-	24,600	7,527	-	-
Deferred drydock expenditures, net	2,099	108	-	-	-	-	310	-	-	-
Total Vessels, Deferred Drydock and Other Property	42,797	18,982	141,583	73,056	-	-	24,910	7,527	-	-
Investments in Affiliated Companies	-	-	3,629	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	11,354	11,354	40	40	99	99	40,336	40,336	901	901
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	52	52
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,991	-	12	-	4,764	-	-
Other Assets	(2)	(0)	-	-	9	-	(216)	92	-	-
Total Assets	$57,181	$34,548	$144,970	$80,065	$108	$111	$68,802	$52,884	$953	$953

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	461	106	424	104	-	-	726	163	-	-
Total Current Liabilities Not Subject to Compromise	461	106	424	104	-	-	726	163	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	973	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	506	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	822	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	461	928	424	1,584	-	-	726	163	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,471	10,471	14,674	14,674	7	7	435	435	-	-
Pre-petition intercompany payables to other debtors	16	16	44,979	44,979	1	1	30,577	30,577	-	-
Other liabilities	-	-	85,862	83,289	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,487	10,487	145,514	142,942	8	8	31,011	31,011	-	-

Total Liabilities	10,949	11,415	145,938	144,526	8	8	31,738	31,174	-	-
(Deficit)/Equity:
Total Equity/(Deficit)	46,232	23,133	(968)	(64,461)	100	103	37,064	21,709	953	953
Total Liabilities and (Deficit)/Equity	$57,181	$34,548	$144,970	$80,065	$108	$111	$68,802	$52,884	$953	$953

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.		Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	1,078	1,705	-	-	881	1,821
Other receivables, including income taxes recoverable	-	-	-	-	(12)	21	-	39	-	370
Inventory	-	-	-	-	733	83	-	-	55	629
Prepaid expenses and other current assets	-	-	-	-	25	97	-	12	24	41
Total Current Assets	-	-	-	-	1,824	1,906	-	52	959	2,861
Vessels and other property, less accumulated depreciation	-	-	-	-	42,284	39,742	34,414	61,391	47,429	44,352
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	64
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	42,284	39,742	34,414	61,391	47,429	44,416
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(385)	(385)	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	53,629	53,629	0	0	5	5	47,635	47,615
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	135	135	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	6,496	-	-	-	9,404
Other Assets	-	-	-	-	-	-	-	-	-	29
Total Assets	$(385)	$(385)	$53,629	$53,629	$44,109	$48,145	$34,554	$61,582	$96,023	$104,325

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	114	587	-	59	277	840
Total Current Liabilities Not Subject to Compromise	-	-	-	-	114	587	-	59	277	840

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	10,800	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	16,194	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	114	587	-	27,054	277	840

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	33,894	33,894	-	-
Pre-petition intercompany payables to non-debtors	-	-	7	7	22,672	22,672	345	345	47,682	47,682
Pre-petition intercompany payables to other debtors	146	146	-	-	19,387	19,387	214	214	26,607	26,607
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146	146	7	7	42,059	42,059	34,454	34,454	74,289	74,289

Total Liabilities	146	146	7	7	42,173	42,646	34,454	61,508	74,566	75,129
(Deficit)/Equity:
Total Equity/(Deficit)	(531)	(531)	53,622	53,622	1,936	5,499	100	74	21,457	29,196
Total Liabilities and (Deficit)/Equity	$(385)	$(385)	$53,629	$53,629	$44,109	$48,145	$34,554	$61,582	$96,023	$104,325

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Nedimar Charter Corporation		Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	1,553	-	(234)	3,980	-	-	2,100	-	(20)	-
Other receivables, including income taxes recoverable	(5)	(5)	115	137	-	-	114	26	-	-
Inventory	333	-	-	-	-	-	-	878	-	-
Prepaid expenses and other current assets	256	-	61	230	-	-	96	169	9	47
Total Current Assets	2,137	(5)	(57)	4,347	-	-	2,310	1,072	(11)	47
Vessels and other property, less accumulated depreciation	47	-	138,736	68,550	-	-	79,751	45,317	9,219	6,805
Deferred drydock expenditures, net	1,379	-	-	-	-	-	168	-	796	693
Total Vessels, Deferred Drydock and Other Property	1,426	-	138,736	68,550	-	-	79,920	45,317	10,015	7,498
Investments in Affiliated Companies	-	-	3,788	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	12,466	12,466	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	2	2	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	712	-	4,405	-	-	-	-	-	12,462
Other Assets	(41)	(2)	68	-	-	-	-	-	-	-
Total Assets	$15,991	$13,173	$142,957	$77,724	$-	$-	$167,097	$131,256	$37,244	$47,248

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	591	2	325	159	-	-	102	134	440	947
Total Current Liabilities Not Subject to Compromise	591	2	325	159	-	-	102	134	440	947

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	769	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	440	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	722	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	1,339	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	197	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2,127	2	325	1,369	-	-	102	856	440	947

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,337	24,337	16,128	16,128	-	-	10,310	10,292	52	52
Pre-petition intercompany payables to other debtors	9	9	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	-	5,946	83,617	81,127	-	-	-	-	-	-
Total Liabilities Subject to Compromise	24,346	30,292	146,717	144,227	15	15	10,670	10,652	14,950	14,950

Total Liabilities	26,473	30,294	147,042	145,596	15	15	10,772	11,507	15,391	15,898
(Deficit)/Equity:
Total Equity/(Deficit)	(10,482)	(17,121)	(4,085)	(67,871)	(15)	(15)	156,325	119,749	21,853	31,350
Total Liabilities and (Deficit)/Equity	$15,991	$13,173	$142,957	$77,724	$-	$0	$167,097	$131,256	$37,244	$47,248

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC		OSG 243 LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	39	34	90	-	-	1,551	4	1,820	18
Other receivables, including income taxes recoverable	265	0	298	0	-	-	284	-	60	-
Inventory	-	-	-	-	-	-	315	-	166	-
Prepaid expenses and other current assets	5	51	5	59	-	-	5	51	15	52
Total Current Assets	261	89	337	150	-	-	2,155	54	2,061	70
Vessels and other property, less accumulated depreciation	22,021	19,412	18,892	16,465	-	-	29,890	26,896	31,327	28,360
Deferred drydock expenditures, net	1,099	335	1,762	-	-	-	746	-	703	336
Total Vessels, Deferred Drydock and Other Property	23,121	19,747	20,653	16,465	-	-	30,636	26,896	32,030	28,695
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932	2,761	2,761
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	25,647	25,647
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	14,145	-	14,763	-	-	-	26,437	-	35,411
Other Assets	19	323	-	-	-	-	17	-	(94)	(50)
Total Assets	$47,801	$58,704	$35,826	$46,214	$124	$124	$62,739	$83,320	$62,405	$92,534

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	72	398	943	-	-	1,084	1,405	20	56
Total Current Liabilities Not Subject to Compromise	464	72	398	943	-	-	1,084	1,405	20	56

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	12,578
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	72	398	943	-	-	1,084	1,405	20	12,635

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58	70	70
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725	10,001	10,001
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783	10,070	10,070

Total Liabilities	11,624	11,232	9,349	9,894	124	124	9,867	10,188	10,090	22,705
(Deficit)/Equity:
Total Equity/(Deficit)	36,177	47,472	26,477	36,320	(0)	(0)	52,872	73,131	52,314	69,829
Total Liabilities and (Deficit)/Equity	$47,801	$58,704	$35,826	$46,214	$124	$124	$62,739	$83,320	$62,405	$92,534

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	68	39	1,600	58	-	-	-	-	-	-
Other receivables, including income taxes recoverable	276	-	328	3	247	55	-	-	-	-
Inventory	-	-	278	-	-	-	-	-	-	-
Prepaid expenses and other current assets	5	48	5	48	5	48	-	-	-	-
Total Current Assets	350	87	2,211	109	252	103	-	-	-	-
Vessels and other property, less accumulated depreciation	16,006	12,939	18,995	16,065	21,186	17,856	-	-	-	-
Deferred drydock expenditures, net	1,102	1,619	1,152	446	1,870	1,056	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	17,108	14,558	20,147	16,511	23,056	18,913	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	12,877	-	20,158	-	16,273	-	-	-	-
Other Assets	-	(1)	(7)	(39)	-	-	-	-	532	771
Total Assets	$44,834	$54,898	$40,769	$55,157	$45,584	$57,565	$84	$84	$22,996	$23,235

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	474	79	386	318	1	28	-	-	(1)	-
Total Current Liabilities Not Subject to Compromise	474	79	386	318	1	28	-	-	(1)	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	20
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	474	79	386	318	1	28	-	-	(1)	20

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	11,946	11,551	2,312	2,243	6,050	6,076	-	-	6,232	6,254
(Deficit)/Equity:
Total Equity/(Deficit)	32,888	43,346	38,457	52,913	39,535	51,490	84	84	16,764	16,982
Total Liabilities and (Deficit)/Equity	$44,834	$54,898	$40,769	$55,157	$45,584	$57,565	$84	$84	$22,996	$23,235

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$291,362	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-
Total Current Assets	-	-	-	-	21,847	291,362	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	995	415	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	57,500	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	423,001	423,001	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,346	834,346	6,682	6,682	100	100
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	66,357	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,344,807	$1,672,982	$6,887	$6,887	$100	$100

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	16	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	1,097	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1	-	325,883	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	1	16	326,980	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,975	134,975	0	0	-	-
Pre-petition intercompany payables to other debtors	79	79	-	-	686,794	686,794	6,899	6,899	-	-
Other liabilities	-	-	-	-	302	302	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,070	822,070	6,899	6,899	-	-

Total Liabilities	79	79	-	1	822,086	1,149,051	6,899	6,899	-	-
(Deficit)/Equity:
Total Equity/(Deficit)	(79)	(79)	459	458	522,721	523,931	(13)	(13)	100	100
Total Liabilities and (Deficit)/Equity	$-	$-	$459	$459	$1,344,807	$1,672,982	$6,887	$6,887	$100	$100

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	OSG Columbia LLC		OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,421	5,034	-	-
Other receivables, including income taxes recoverable	26	26	-	-	10	10	63	149	-	-
Inventory	-	-	-	-	-	-	710	1,026	-	-
Prepaid expenses and other current assets	4	28	-	-	4	35	47	231	-	-
Total Current Assets	29	53	-	-	14	45	6,241	6,440	-	-
Vessels and other property, less accumulated depreciation	7,024	6,371	-	-	30,264	28,846	382,438	362,268	-	-
Deferred drydock expenditures, net	602	9	-	-	-	131	-	499	-	-
Total Vessels, Deferred Drydock and Other Property	7,626	6,381	-	-	30,264	28,977	382,438	362,767	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,435	2,435	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	66,496	-	935
Other Assets	-	7	0	-	(2)	(2)	0	2	-	-
Total Assets	$10,091	$8,876	$1,070	$1,070	$32,339	$31,082	$508,278	$555,305	$1,272	$2,207

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	125	161	2	3	140	202	598	910	21	-
Total Current Liabilities Not Subject to Compromise	125	161	2	3	140	202	598	910	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	4,419	-	2	-	4,645	-	16,724	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	125	4,580	2	5	140	4,846	598	17,634	21	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	33	33	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	9,323	9,323	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	9,355	9,355	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	9,480	13,935	4,579	4,582	17,353	22,059	89,772	106,808	529	508
(Deficit)/Equity:
Total Equity/(Deficit)	611	(5,059)	(3,508)	(3,511)	14,986	9,022	418,506	448,497	743	1,698
Total Liabilities and (Deficit)/Equity	$10,091	$8,876	$1,070	$1,070	$32,339	$31,082	$508,278	$555,305	$1,272	$2,207

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$371	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	23	23	10	10	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	0	-
Prepaid expenses and other current assets	-	-	4	35	4	27	-	-	5	-
Total Current Assets	-	-	27	58	14	37	16	371	5	-
Vessels and other property, less accumulated depreciation	-	-	32,214	30,702	4,238	3,785	-	-	1,478	-
Deferred drydock expenditures, net	-	-	-	46	1,494	8	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	30,748	5,732	3,793	-	-	1,478	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251	829	829
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	486
Other Assets	-	-	(30)	(17)	9	84	731	203	0	-
Total Assets	$-	$-	$32,280	$30,858	$8,895	$7,054	$10,999	$10,825	$2,312	$1,316

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	183	189	187	-	-	(7)	15
Total Current Liabilities Not Subject to Compromise	-	-	145	183	189	187	-	-	(7)	15

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	72	-	4,315	-	4,702	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	72	145	4,497	189	4,889	-	-	(7)	15

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-	28	28
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457	3,753	3,753
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457	3,781	3,781

Total Liabilities	421	494	15,828	20,181	8,638	13,338	9,457	9,457	3,775	3,796
(Deficit)/Equity:
Total Equity/(Deficit)	(421)	(494)	16,452	10,677	257	(6,284)	1,541	1,368	(1,462)	(2,480)
Total Liabilities and (Deficit)/Equity	$-	$-	$32,280	$30,858	$8,895	$7,054	$10,999	$10,825	$2,312	$1,316

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC		OSG Liberty LLC		OSG Lightering LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$3,502	$18,930
Voyage receivables	-	-	-	-	-	-	-	-	8,284	8,036
Other receivables, including income taxes recoverable	16	16	14	17	13	17	-	-	9,798	2,167
Inventory	-	-	-	-	-	-	-	-	2,227	1,149
Prepaid expenses and other current assets	4	27	4	28	4	27	-	-	1,623	1,052
Total Current Assets	20	44	18	45	17	43	-	-	25,433	31,334
Vessels and other property, less accumulated depreciation	3,802	3,323	6,615	5,997	2,897	2,315	-	-	4,340	2,629
Deferred drydock expenditures, net	848	257	311	152	1,219	565	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	4,649	3,579	6,926	6,149	4,116	2,880	-	-	4,340	2,629
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	7,190	-
Goodwill	-	-	-	-	-	-	-	-	8,101	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,458	2,458	246	246	2	2	9,493	9,493	127,232	127,232
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	-	-	1	1	137,738	137,738
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	5,998	-	-	-	1	-	4,797
Other Assets	(3)	(2)	0	(0)	(8)	0	(9)	-	-	-
Total Assets	$7,124	$6,079	$7,191	$12,438	$4,126	$2,926	$9,485	$9,495	$310,035	$303,730

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	143	157	270	159	134	165	(1)	-	3,384	3,500
Total Current Liabilities Not Subject to Compromise	143	157	270	159	134	165	(1)	-	3,384	3,500

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	4,497	-	10,964	-	4,886	-	-	-	9,822
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	143	4,654	270	11,123	134	5,051	(1)	-	3,384	13,322

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	33	33	30	30	32	32	127,578	125,361
Pre-petition intercompany payables to other debtors	8,722	8,722	6,907	6,907	7,284	7,284	10,766	10,766	167,222	166,275
Other liabilities	-	-	-	-	-	-	-	-	(11)	850
Total Liabilities Subject to Compromise	8,753	8,753	6,940	6,941	7,314	7,314	10,799	10,799	294,790	292,487

Total Liabilities	8,896	13,407	7,210	18,064	7,447	12,365	10,798	10,799	298,174	305,809
(Deficit)/Equity:
Total Equity/(Deficit)	(1,772)	(7,328)	(19)	(5,625)	(3,321)	(9,439)	(1,313)	(1,304)	11,861	(2,078)
Total Liabilities and (Deficit)/Equity	$7,124	$6,079	$7,191	$12,438	$4,126	$2,926	$9,485	$9,495	$310,035	$303,730

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	-	-	-	-	-	-	18	10
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	4	27
Total Current Assets	-	-	-	-	-	-	-	-	21	36
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	2,853	2,285
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	587	57
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	3,440	2,342
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	606	500	-	-
Goodwill	-	-	1,567	-	-	-	-	-	-	-
Investments in subsidiaries	2,000	2,000	-	-	-	-	103,806	103,806	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	2,650	2,650	-	-	-	-	19	19
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	(4)	11
Total Assets	$2,000	$2,000	$4,216	$2,650	$-	$-	$104,411	$104,306	$3,476	$2,408

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-	167	145
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	145

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	72	-	-	-	4,471
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	72	-	-	167	4,616

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	111	111	-	-	30	30
Pre-petition intercompany payables to other debtors	1,999	1,999	2,650	2,650	311	311	120,341	120,341	6,801	6,801
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,831	6,831

Total Liabilities	1,999	1,999	2,650	2,650	422	494	120,341	120,341	6,999	11,447
(Deficit)/Equity:
Total Equity/(Deficit)	1	1	1,567	-	(422)	(494)	(15,930)	(16,035)	(3,523)	(9,039)
Total Liabilities and (Deficit)/Equity	$2,000	$2,000	$4,216	$2,650	$-	$-	$104,411	$104,306	$3,476	$2,408

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,178	1,334	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	192	-	-	-	-	-	-	-	-
Inventory	352	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	781	11	-	-	-	-	-	-	-	-
Total Current Assets	6,311	1,537	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,479	21,479	100	100	-	-	-	-	1	-
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	5,594	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$28,090	$28,911	$100	$100	$-	$-	$-	$-	$1	$-

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	506	534	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	506	534	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2,645	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	506	3,179	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	10,719	10,719	-	-	8	8	8	8	1	-
Other liabilities	-	300	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	37,011	37,311	-	-	8	8	8	8	1	-

Total Liabilities	37,517	40,489	-	-	8	8	8	8	1	-
(Deficit)/Equity:
Total Equity/(Deficit)	(9,427)	(11,579)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and (Deficit)/Equity	$28,090	$28,911	$100	$100	$-	$-	$-	$-	$1	$-

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$319	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	-	-	-	-	1,773	1,043	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	1,708	-	-
Total Current Assets	-	-	-	-	-	-	6,036	3,070	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	3,538	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	3,538	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	207,365	1,163	1,163
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	943	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	(1,621)	-	-
Other Assets	-	-	-	-	-	-	117	514	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$213,948	$1,163	$1,163

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	13,554	-	-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	13,554	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	44	-	-	-	46,520	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	528	526	-	-
Total Liabilities Not Subject to Compromise	-	-	4	44	-	-	10,341	60,599	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328	-	-
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019	1,075	1,075
Other liabilities	-	-	-	-	-	-	23,988	9,360	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	393,334	378,707	1,075	1,075

Total Liabilities	16	16	205	245	370	370	403,675	439,306	1,075	1,075
(Deficit)/Equity:
Total Equity/(Deficit)	(16)	(16)	(140)	(181)	631	631	(190,740)	(225,358)	88	88
Total Liabilities and (Deficit)/Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$213,948	$1,163	$1,163

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	13	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	28	24	21	21	137	-	276	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	450	803	448	801	-	-	-	-
Total Current Assets	-	-	492	827	468	822	137	-	276	-
Vessels and other property, less accumulated depreciation	-	-	274	121	171	31	-	-	-	-
Deferred drydock expenditures, net	-	-	4	525	606	2,580	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	279	645	776	2,611	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2	2	42,388	42,388	40,291	40,291	311	311	4,465	4,465
Pre-petition Intercompany receivables from non-debtors	-	-	30	30	-	-	2	2	4	4
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	9,647	-	1,268	-	137	-	276
Other Assets	-	-	2,141	1,689	1,159	919	-	-	-	-
Total Assets	$2	$2	$45,329	$55,226	$42,695	$45,912	$451	$451	$4,744	$4,744

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	1,193	2,240	1,192	2,047	(0)	(0)	-	-
Total Current Liabilities Not Subject to Compromise	-	-	1,193	2,240	1,192	2,047	(0)	(0)	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	1,193	2,240	1,192	2,047	(0)	(0)	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	106	106	91	91	49	49	-	-
Pre-petition intercompany payables to other debtors	2	2	35,688	35,688	36,030	36,030	300	300	565	565
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2	2	35,794	35,794	36,122	36,122	348	348	565	565

Total Liabilities	2	2	36,986	38,033	37,313	38,168	348	348	565	565
(Deficit)/Equity:
Total Equity/(Deficit)	0	0	8,343	17,193	5,382	7,744	103	103	4,179	4,179
Total Liabilities and (Deficit)/Equity	$2	$2	$45,329	$55,226	$42,695	$45,912	$451	$451	$4,744	$4,744

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Overseas Houston LLC		Overseas Integrity LLC		Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	289	33	8	-	307	50	358	25	34	27
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	779	-	-	357	779	360	688	447	801
Total Current Assets	646	813	8	-	664	830	719	713	482	828
Vessels and other property, less accumulated depreciation	143	1	-	-	164	1	167	35	345	130
Deferred drydock expenditures, net	2,793	1,789	-	-	2,195	1,336	2,489	1,398	-	478
Total Vessels, Deferred Drydock and Other Property	2,936	1,789	-	-	2,359	1,337	2,656	1,434	345	608
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,162	35,194	1,150	1,150	35,775	35,774	34,432	34,432	14,892	14,892
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	3	3	3	3	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,694	-	59	-	2,806	-	2,466	-	5,080
Other Assets	601	402	-	-	588	478	921	701	2,138	1,664
Total Assets	$39,345	$40,892	$1,157	$1,209	$39,388	$41,227	$38,730	$39,748	$17,860	$23,075

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	990	699	-	-	1,268	1,073	1,881	704	1,207	2,018
Total Current Liabilities Not Subject to Compromise	990	699	-	-	1,268	1,073	1,881	704	1,207	2,018

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,875	6,480	-	-	5,458	6,222	5,016	6,353	-	-
Total Liabilities Not Subject to Compromise	6,865	7,178	-	-	6,726	7,296	6,897	7,058	1,207	2,018

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	96	96	-	-	95	95	98	98	97	97
Pre-petition intercompany payables to other debtors	33,329	33,361	932	932	31,967	31,966	33,285	33,285	8,451	8,451
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	33,425	33,456	932	932	32,062	32,061	33,383	33,383	8,549	8,549

Total Liabilities	40,289	40,634	932	932	38,788	39,356	40,280	40,441	9,755	10,567
(Deficit)/Equity:
Total Equity/(Deficit)	(944)	257	225	277	600	1,870	(1,551)	(693)	8,104	12,508
Total Liabilities and (Deficit)/Equity	$39,345	$40,892	$1,157	$1,209	$39,388	$41,227	$38,730	$39,748	$17,860	$23,075

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	55	-	-	-	-
Other receivables, including income taxes recoverable	211	-	119	40	30	40	-	-	211	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	357	686	448	801	-	-	-	-
Total Current Assets	211	-	476	726	477	897	-	-	211	-
Vessels and other property, less accumulated depreciation	-	-	51	19	244	10	-	-	-	-
Deferred drydock expenditures, net	-	-	209	1,618	891	1,851	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	260	1,637	1,134	1,862	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,717	3,717	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	-	-	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	195	-	49	-	655	-	-	-	273
Other Assets	-	-	1,189	923	1,246	947	-	-	66	1
Total Assets	$3,928	$3,913	$43,418	$44,827	$42,113	$43,616	$383	$383	$875	$872

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	11	-	1,043	280	1,239	2,370	-	-	-	-
Total Current Liabilities Not Subject to Compromise	11	-	1,043	280	1,239	2,370	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	4,570	6,295	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	11	-	5,613	6,575	1,239	2,370	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	459	459	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	488	488	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	498	488	42,430	43,393	36,507	37,638	378	378	940	940
(Deficit)/Equity:
Total Equity/(Deficit)	3,430	3,425	987	1,435	5,606	5,978	4	4	(65)	(68)
Total Liabilities and (Deficit)/Equity	$3,928	$3,913	$43,418	$44,827	$42,113	$43,616	$383	$383	$875	$872

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC		Overseas Tampa LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	-	10	-
Other receivables, including income taxes recoverable	222	-	-	-	-	-	188	80	51	58
Inventory	-	-	-	-	-	-	-	-	-	868
Prepaid expenses and other current assets	-	-	-	-	7	-	36	133	443	804
Total Current Assets	222	-	-	-	7	-	436	212	504	1,730
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	228,052	219	178
Deferred drydock expenditures, net	-	-	-	-	-	-	235	475	-	110
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	228,527	219	289
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	471,451	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424	4,190	4,190
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6	5	5
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	194	-	-	-	-	-	54,750	-	-
Other Assets	-	-	-	-	-	-	88	104	3,469	10,976
Total Assets	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$380,023	$8,387	$17,189

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	-	-	-	5	-	3,003	615	1,186	1,667
Total Current Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	615	1,186	1,667

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	73
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	615	1,186	1,739

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110	-	-
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460	6,866	6,866
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570	6,866	6,866

Total Liabilities	6,269	6,251	7	7	6,025	6,021	161,573	159,185	8,052	8,605
(Deficit)/Equity:
Total Equity/(Deficit)	4,616	4,607	2	2	1,111,770	1,150,424	179,876	220,838	334	8,584
Total Liabilities and (Deficit)/Equity	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$380,023	$8,387	$17,189

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	8	2,457	3,195	1,407	636	1,982	48	1,168	12
Other receivables, including income taxes recoverable	(30)	29	21	1	10	17	-	-	(5)	-
Inventory	-	-	-	-	421	428	248	-	359	-
Prepaid expenses and other current assets	358	693	29	96	27	101	282	-	282	-
Total Current Assets	328	731	2,507	3,292	1,865	1,182	2,512	48	1,804	12
Vessels and other property, less accumulated depreciation	9	6	35,337	14,814	24,544	8,816	-	-	-	-
Deferred drydock expenditures, net	309	1,985	1,450	884	1,497	1,058	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	318	1,991	36,787	15,698	26,041	9,874	-	-	-	-
Investments in Affiliated Companies	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	8,537	-	5,555	-	1,749	-	1,563	-	792
Other Assets	1,584	1,243	-	47	(40)	11	(1)	-	(3)	-
Total Assets	$43,952	$54,223	$78,059	$63,357	$41,675	$26,625	$23,264	$22,363	$23,088	$22,090

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,050	469	373	425	67	491	84	0	438	6
Total Current Liabilities Not Subject to Compromise	1,050	469	373	425	67	491	84	0	438	6

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	4,079	5,804	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,129	6,274	373	425	67	491	84	0	438	6

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	5,816	-	5,565
Total Liabilities Subject to Compromise	29,152	29,152	37,326	37,326	14,519	14,519	24,168	29,985	25,450	31,015

Total Liabilities	34,280	35,425	37,700	37,751	14,586	15,010	24,252	29,985	25,888	31,021
(Deficit)/Equity:
Total Equity/(Deficit)	9,671	18,797	40,360	25,606	27,089	11,615	(989)	(7,623)	(2,800)	(8,931)
Total Liabilities and (Deficit)/Equity	$43,952	$54,223	$78,059	$63,357	$41,675	$26,625	$23,264	$22,363	$23,088	$22,090

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	-	2,373	1,051	2,779	1,464	598	-	3,110	3,948
Other receivables, including income taxes recoverable	11	-	(7)	20	9	-	53	-	21	10
Inventory	658	-	-	-	-	752	192	-	-	-
Prepaid expenses and other current assets	34	-	29	107	243	198	303	-	75	246
Total Current Assets	1,122	-	2,395	1,178	3,031	2,413	1,147	-	3,206	4,204
Vessels and other property, less accumulated depreciation	-	-	37,449	18,936	-	-	269	-	51,807	49,433
Deferred drydock expenditures, net	-	-	331	1,966	-	-	387	-	73	1,791
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	20,902	-	-	656	-	51,879	51,223
Investments in Affiliated Companies	-	-	414	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	10,179
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	629	-	3,812	-	-	-	-	-	459
Other Assets	3	-	(33)	33	-	-	(96)	(2)	(23)	(22)
Total Assets	$52,639	$52,143	$79,279	$64,647	$18,845	$18,227	$54,195	$52,486	$65,241	$66,043

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	431	-	59	840	367	553	350	4	301	79
Total Current Liabilities Not Subject to Compromise	431	-	59	840	367	553	350	4	301	79

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	372
Post-petition intercompany payables to other debtors	-	-	-	-	-	341	-	1,566	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	431	-	59	840	878	894	4,633	1,570	301	450

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1
Other liabilities	-	-	-	-	-	2,967	-	10,681	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	22,510	57,566	68,247	6,407	6,407

Total Liabilities	71,941	71,510	33,236	34,016	20,420	23,403	62,199	69,817	6,707	6,857
(Deficit)/Equity:
Total Equity/(Deficit)	(19,302)	(19,367)	46,044	30,631	(1,576)	(5,176)	(8,004)	(17,331)	58,534	59,186
Total Liabilities and (Deficit)/Equity	$52,639	$52,143	$79,279	$64,647	$18,845	$18,227	$54,195	$52,486	$65,241	$66,043

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 166 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Rosemar Limited		Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	24	-	66	-	2,925	3,712	226	-	364	412
Other receivables, including income taxes recoverable	11	(10)	445	-	61	56	33	64	-	313
Inventory	-	-	-	-	-	-	-	-	486	849
Prepaid expenses and other current assets	34	108	2	4	94	303	30	123	119	41
Total Current Assets	69	98	513	4	3,080	4,072	289	187	969	1,615
Vessels and other property, less accumulated depreciation	35,909	14,780	34,354	14,798	47,915	43,599	55,715	33,272	47,696	44,715
Deferred drydock expenditures, net	1,270	991	1,392	935	1,970	1,208	-	44	-	31
Total Vessels, Deferred Drydock and Other Property	37,179	15,771	35,746	15,733	49,885	44,807	55,715	33,316	47,696	44,747
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	25,954	25,954	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	-	-	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,677	-	4,469	-	1,679	-	3,772	-	9,227
Other Assets	(38)	-	-	-	(33)	(17)	(3)	-	-	26
Total Assets	$63,163	$43,500	$76,226	$60,174	$62,770	$60,380	$57,350	$38,625	$96,365	$103,315

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	247	507	652	45	260	109	438	607	30	1,191
Total Current Liabilities Not Subject to Compromise	247	507	652	45	260	109	438	607	30	1,191

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	122	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	468	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	247	507	652	45	260	109	438	1,197	30	1,191

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,632	6,632	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	18,287	18,287	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	-	-	41,435	40,956	-	-
Total Liabilities Subject to Compromise	24,919	24,919	30,303	30,303	8,952	8,952	56,956	56,477	74,364	74,364

Total Liabilities	25,166	25,426	30,955	30,348	9,212	9,061	57,394	57,674	74,394	75,556
(Deficit)/Equity:
Total Equity/(Deficit)	37,996	18,074	45,271	29,826	53,559	51,319	(44)	(19,050)	21,971	27,759
Total Liabilities and (Deficit)/Equity	$63,163	$43,500	$76,226	$60,174	$62,770	$60,380	$57,350	$38,625	$96,365	$103,315

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 167 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$0	$-	$-	$-	$-
Voyage receivables	1,537	475	1,417	2,516	1,727	1,479	1,549	1,321	2,047	3,005
Other receivables, including income taxes recoverable	(4)	(10)	16	63	10	(27)	3	46	(16)	10
Inventory	-	569	-	1,549	-	1,416	-	-	-	-
Prepaid expenses and other current assets	240	270	47	170	23	130	240	290	29	96
Total Current Assets	1,773	1,304	1,480	4,299	1,770	2,999	1,792	1,658	2,061	3,111
Vessels and other property, less accumulated depreciation	935	662	22,496	20,626	42,556	37,553	1,040	752	34,297	14,317
Deferred drydock expenditures, net	4	110	1,887	1,151	1,389	827	(0)	837	1,564	1,378
Total Vessels, Deferred Drydock and Other Property	938	772	24,384	21,776	43,945	38,380	1,040	1,589	35,861	15,695
Investments in Affiliated Companies	-	-	-	-	-	-	-	300	703	703
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840	17,433	17,433
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,000	-	2,632	-	1,409	-	-	-	5,434
Other Assets	10	(11)	66	256	(37)	(114)	15	2	(12)	(13)
Total Assets	$8,663	$9,007	$35,909	$38,943	$57,109	$54,104	$8,687	$9,390	$56,046	$42,363

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	1,091	220	2,522	1,282	911	44	134	57	63
Total Current Liabilities Not Subject to Compromise	45	1,091	220	2,522	1,282	911	44	134	57	63

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	2,074	-	0	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,513	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	1,091	220	2,522	1,282	2,985	44	1,647	57	63

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,973	19,866	19,877	12,130	12,130	5,014	5,014
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0	9,736	9,736
Other liabilities	-	15,088	-	0	36,851	36,628	-	13,781	-	-
Total Liabilities Subject to Compromise	11,884	26,972	34,990	34,989	62,866	62,653	12,130	25,911	14,750	14,750

Total Liabilities	11,929	28,064	35,210	37,511	64,147	65,639	12,174	27,559	14,807	14,813
(Deficit)/Equity:
Total Equity/(Deficit)	(3,266)	(19,057)	699	1,432	(7,038)	(11,534)	(3,487)	(18,169)	41,238	27,550
Total Liabilities and (Deficit)/Equity	$8,663	$9,007	$35,909	$38,943	$57,109	$54,104	$8,687	$9,390	$56,046	$42,363

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 168 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation		Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	459	1,953	1,715	1,705	19	9	14,133	67	1,692	(263)
Other receivables, including income taxes recoverable	6	118	33	13	-	-	522	63	26	-
Inventory	-	1,358	598	608	-	-	-	-	-	-
Prepaid expenses and other current assets	41	137	220	98	241	461	1,416	-	639	-
Total Current Assets	506	3,566	2,565	2,424	260	470	16,071	130	2,357	(263)
Vessels and other property, less accumulated depreciation	21,356	19,521	32,130	30,117	-	-	-	-	1,068	-
Deferred drydock expenditures, net	1,279	751	(2)	51	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	22,635	20,271	32,128	30,168	-	-	-	-	1,068	-
Investments in Affiliated Companies	-	-	-	-	-	-	2,864	-	542	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	8,513	8,105	19,977	19,977	8,855	8,855	35,592	35,592	11,095	11,095
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	486	486	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,192	-	4,231	-	-	-	13,238	-	2,477
Other Assets	37	126	-	(20)	-	-	-	-	(20)	-
Total Assets	$31,690	$34,261	$54,673	$56,782	$9,116	$9,325	$55,012	$49,446	$15,042	$13,309

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	743	2,321	148	1,058	240	450	616	94	53	-
Total Current Liabilities Not Subject to Compromise	743	2,321	148	1,058	240	450	616	94	53	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	47	-	888	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	633	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	563	-	-	-
Total Liabilities Not Subject to Compromise	743	2,321	148	1,058	240	497	1,179	982	686	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	978	-	-	-
Pre-petition intercompany payables to non-debtors	5,769	5,769	17,088	17,088	8,852	8,852	54,430	54,430	21,873	21,873
Pre-petition intercompany payables to other debtors	80	80	7	7	-	-	2,592	2,592	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	35,588
Total Liabilities Subject to Compromise	5,849	5,849	17,095	17,095	8,852	8,852	58,000	57,022	21,874	57,462

Total Liabilities	6,592	8,170	17,243	18,153	9,091	9,349	59,179	58,004	22,560	57,462
(Deficit)/Equity:
Total Equity/(Deficit)	25,098	26,090	37,429	38,629	24	(23)	(4,167)	(8,558)	(7,518)	(44,152)
Total Liabilities and (Deficit)/Equity	$31,690	$34,261	$54,673	$56,782	$9,116	$9,325	$55,012	$49,446	$15,042	$13,309

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 169 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	3,339	3,719	-	-	173	1	-	-
Other receivables, including income taxes recoverable	-	-	18	80	-	-	13	(2)	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	92	307	-	-	344	8	-	-
Total Current Assets	-	-	3,449	4,106	-	-	531	7	-	-
Vessels and other property, less accumulated depreciation	-	-	50,753	46,505	-	-	1,101	-	-	-
Deferred drydock expenditures, net	-	-	1,950	1,220	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	52,703	47,725	-	-	1,101	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	105,125	105,125	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	10,324	10,324	295	295	30,356	30,356	58,765	58,765
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	6,550	-	-	-	-	-	-
Other Assets	-	-	(6)	-	-	-	(35)	-	-	-
Total Assets	$105,125	$105,125	$66,470	$68,705	$295	$295	$31,953	$30,363	$58,765	$58,765

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	326	109	-	-	68	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	326	109	-	-	68	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	647	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	708	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	326	109	-	-	776	647	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	8,479	8,479	-	-	42,724	42,724	58,345	58,345
Pre-petition intercompany payables to other debtors	-	-	16	16	211	211	4,372	4,372	-	-
Other liabilities	-	-	-	-	-	-	-	36,729	-	-
Total Liabilities Subject to Compromise	-	-	8,494	8,495	211	211	47,096	83,825	58,345	58,345

Total Liabilities	-	-	8,821	8,604	211	211	47,872	84,472	58,345	58,345
(Deficit)/Equity:
Total Equity/(Deficit)	105,125	105,125	57,649	60,101	85	85	(15,919)	(54,109)	420	420
Total Liabilities and (Deficit)/Equity	$105,125	$105,125	$66,470	$68,705	$295	$295	$31,953	$30,363	$58,765	$58,765

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 170 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,574	1,630	-	-	2,869	1,468	-	-	753	5
Other receivables, including income taxes recoverable	-	-	13	-	-	-	-	-	2	-
Inventory	-	-	-	-	-	582	-	-	169	-
Prepaid expenses and other current assets	243	231	-	-	186	367	-	-	272	-
Total Current Assets	1,817	1,861	13	-	3,055	2,417	-	-	1,196	5
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	125	-	-	-	1,225	-	-	-	622
Other Assets	(9)	-	87	-	54	(13)	-	-	-	-
Total Assets	$21,448	$21,628	$5,179	$5,080	$10,432	$10,952	$21,117	$21,117	$25,757	$25,187

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	27	0	20	-	764	895	-	-	549	2
Total Current Liabilities Not Subject to Compromise	27	0	20	-	764	895	-	-	549	2

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	500	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	526	0	20	-	1,275	895	-	-	549	2

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	4,870	-	-	-	3,937	-	-	-	4,350
Total Liabilities Subject to Compromise	23,604	28,474	2,136	2,136	11,440	15,377	14,490	14,490	25,618	29,968

Total Liabilities	24,131	28,474	2,156	2,136	12,715	16,272	14,490	14,490	26,167	29,971
(Deficit)/Equity:
Total Equity/(Deficit)	(2,683)	(6,847)	3,023	2,944	(2,283)	(5,320)	6,627	6,627	(410)	(4,783)
Total Liabilities and (Deficit)/Equity	$21,448	$21,628	$5,179	$5,080	$10,432	$10,952	$21,117	$21,117	$25,757	$25,187

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 171 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$625,776	$-	$-	$398,725	$625,776
Voyage receivables	-	-	168,830	126,850	-	(1)	168,830	126,849
Other receivables, including income taxes recoverable	10	-	48,974	23,290	-	-	48,974	23,290
Inventory	-	-	14,150	33,219	-	-	14,150	33,219
Prepaid expenses and other current assets	-	-	46,596	33,738	-	-	46,596	33,738
Total Current Assets	10	-	677,274	842,874	-	(1)	677,274	842,874
Vessels and other property, less accumulated depreciation	-	-	3,147,915	2,322,600	1	1	3,147,915	2,322,601
Deferred drydock expenditures, net	-	-	73,898	55,580	-	-	73,898	55,580
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	2,378,181	1	1	3,221,813	2,378,181
Investments in Affiliated Companies	-	-	247,664	327,738	-	-	247,664	327,738
Intangible Assets, less accumulated amortization	-	-	72,413	58,000	-	-	72,413	58,000
Goodwill	-	-	9,668	-	-	-	9,668	-
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,284,205)	(5,322,862)	147,914	147,921
Intercompany loans receivable and accrued interest	-	-	448,108	451,976	(359,840)	(383,335)	88,268	68,641
Pre-petition intercompany receivables from debtors	51	51	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,244,406	-	-	2,233,518	2,244,406
Post-petition intercompany receivables from non-debtors	-	-	-	22,946	-	-	-	22,946
Post-petition Intercompany receivables from debtors	-	-	-	746,138	-	(746,138)	-	-
Other Assets	-	-	16,704	31,901	30	30	16,734	31,931
Total Assets	$61	$51	$18,202,977	$18,453,489	$(11,487,710)	$(12,330,851)	$6,715,267	$6,122,638

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	-	73,627	362,737	62	62	73,689	362,797
Total Current Liabilities Not Subject to Compromise	0	-	73,627	362,737	62	62	73,689	362,797

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	149,473	-	(149,473)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	78,443	-	(4)	-	78,439
Post-petition intercompany payables to other debtors	-	-	-	746,138	-	(746,138)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	-	-	752,534	439,075	-	-	752,534	439,076
Total Liabilities Not Subject to Compromise	0	-	831,618	1,775,866	62	(895,553)	831,680	880,312

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,180	(359,840)	(233,862)	16,484	16,319
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,136,587	-	-	2,142,541	2,136,587
Pre-petition intercompany payables to other debtors	-	-	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	(0)
Other liabilities	-	-	2,623,588	2,881,741	-	1	2,623,588	2,881,741
Total Liabilities Subject to Compromise	-	-	10,986,149	11,147,054	(6,203,536)	(6,112,408)	4,782,613	5,034,647

Total Liabilities	0	-	11,817,768	12,922,920	(6,203,474)	(7,007,960)	5,614,294	5,914,959
(Deficit)/Equity:
Total Equity/(Deficit)	61	51	6,385,210	5,530,568	(5,284,236)	(5,322,893)	1,100,973	207,675
Total Liabilities and (Deficit)/Equity	$61	$51	$18,202,977	$18,453,489	$(11,487,710)	$(12,330,855)	$6,715,267	$6,122,634

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 172 of 173

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and May 31, 2014

	Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
(000's)	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014	November 13, 2012	May 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$79,248	$21,924	$-	$-	$477,973	$647,700
Voyage receivables	2,923	1,741	-	1	171,753	128,591
Other receivables, including income taxes recoverable	10,321	10,218	-	-	59,295	33,508
Inventory	-	-	-	-	14,150	33,219
Prepaid expenses and other current assets	40	481	-	-	46,636	34,219
Total Current Assets	92,533	34,363	-	1	769,807	877,237
Vessels and other property, less accumulated depreciation	(12,092)	(10,979)	-	1	3,135,823	2,311,622
Deferred drydock expenditures, net	-	-	-	-	73,898	55,580
Total Vessels, Deferred Drydock and Other Property	(12,092)	(10,979)	-	1	3,209,721	2,367,202
Investments in Affiliated Companies	300	-	-	-	247,964	327,738
Intangible Assets, less accumulated amortization	242	215	-	-	72,655	58,215
Goodwill	(79)	-	-	-	9,589	-
Investments in subsidiaries	-	-	(147,914)	(147,921)	-	-
Intercompany loans receivable and accrued interest	16,484	16,318	(104,752)	(84,959)	-	-
Pre-petition intercompany receivables from debtors	2,142,541	2,136,587	(2,142,541)	(2,136,587)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	(2,233,518)	(2,244,406)	-	-
Post-petition intercompany receivables from non-debtors	-	0	-	(22,946)	-	-
Post-petition Intercompany receivables from debtors	-	78,443	-	(78,443)	-	-
Other Assets	(271)	32	-	-	16,464	31,962
Total Assets	$2,239,657	$2,254,979	$(4,628,725)	$(4,715,259)	$4,326,200	$3,662,354

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	19,478	39,492	-	1	93,170	402,290
Total Current Liabilities Not Subject to Compromise	19,478	39,492	-	1	93,170	402,290

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	88,268	68,641	(88,268)	(68,641)	-	-
Post-petition intercompany payables to non-debtors	-	0	-	(78,439)	-	-
Post-petition intercompany payables to other debtors	2,233,518	2,267,352	(2,233,518)	(2,267,352)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	6,201	11,433	-	(1)	758,736	450,508
Total Liabilities Not Subject to Compromise	2,347,466	2,386,918	(2,321,786)	(2,414,432)	857,363	852,798

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	(16,484)	(16,319)	-	-
Pre-petition intercompany payables to non-debtors	-	-	(2,142,541)	(2,136,587)	-	-
Pre-petition intercompany payables to other debtors	-	-	-	0	-	-
Other liabilities	-	-	-	-	2,623,588	2,881,742
Total Liabilities Subject to Compromise	-	-	(2,159,025)	(2,152,906)	2,623,588	2,881,742

Total Liabilities	2,347,466	2,386,918	(4,480,811)	(4,567,338)	3,480,951	3,734,540
(Deficit)/Equity:
Total Equity/(Deficit)	(107,809)	(131,939)	(147,914)	(147,921)	845,249	(72,186)
Total Liabilities and (Deficit)/Equity	$2,239,657	$2,254,979	$(4,628,725)	$(4,715,258)	$4,326,200	$3,662,354

Prelimary and Tentative	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 173 of 173